UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Atrinsic, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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Atrinsic, Inc.

149 Fifth Avenue, Suite 500

New York, NY 10010

May 17, 2016

Dear Fellow Stockholder:

You are cordially invited a Special Meeting of Stockholders of Atrinsic, Inc. (the “Special Meeting”) to be held on June 17, 2016, at 11:00 a.m., Eastern Time, at our offices, located at 149 Fifth Avenue, Suite 500, New York, NY 10010.

The matters to be considered and voted upon at the Special Meeting are described in the Notice of Special Meeting of Stockholders and the Proxy Statement that accompany this letter.

It is very important that your shares be represented and voted at the Special Meeting. Please read the attached Proxy Statement and vote your shares as soon as possible.

If you have any questions or need assistance in voting your shares, please call our Chief Financial Officer, Alexander Arrow, at 213-260-4342.

Thank you for your continued support.

Sincerely

/s/ Garo H. Armen
Garo H. Armen
Chairman

Atrinsic, Inc.

149 Fifth Avenue, Suite 500

New York, NY 10010

SPECIAL MEETING OF STOCKHOLDERS

June 17, 2016

NOTICE OF MEETING

A Special Meeting of the stockholders of Atrinsic, Inc., a Delaware corporation (the “Company”), will be held at 11:00 a.m., on June 17, 2016, at , at our offices, located at 149 Fifth Avenue, Suite 500, New York, NY 10010, for the following purposes:

1.	to approve a proposal to amend and restate the Company’s Amended and Restated Certificate of Incorporation (the “Current Charter”) to effectuate a reverse stock split of our issued and outstanding shares of common stock, par value $0.000001 per share (the “Common Stock”) at a ratio of one share for 15,463.7183 shares, with any fractional shares that would otherwise be issued as a result of the reverse stock split being rounded up to the nearest whole share (the “Reverse Stock Split”);

2.	if the Reverse Stock Split is approved, to approve a proposal to amend and restate our Current Charter to decrease the authorized Common Stock of the Company from 100,000,000,000 shares to 100,000,000 shares, to increase the par value of the Company’s Common Stock from $0.000001 per share to $0.0001 per share and to decrease the authorized Preferred Stock of the Company from 5,000,000,000 shares to 20,000,000 shares;

3.	to adopt the Company’s 2016 Equity Compensation Plan (the “2016 Plan”);

4.	to ratify the selection of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2016; and

5.	to approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt one or more of the foregoing Proposals.

In addition, the Board of Directors has authorized us to change our name (the “Name Change”) to Protagenic Therapeutics, Inc. by merging our wholly-owned subsidiary, Protagenic Therapeutics, Inc., into us, with us as the surviving company in the merger. Stockholder approval is not required to effect the Name Change, which will be implemented following the Special Meeting.

Stockholders at the close of business on May 2, 2016 are entitled to notice of, and to vote in person or by proxy at, the Special Meeting. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must bring to the meeting a proxy issued in your name by the record holder.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Alexander Arrow
Alexander Arrow
Chief Financial Officer and Secretary
New York, New York
May 17, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 3, 2016

This proxy statement, this notice of special meeting and a form of proxy are all available free of charge on the following website

http://www/astproxyportal.com/ast/16786

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ATRINSIC, INC.

149 FIFTH AVENUE, SUITE 500

NEW YORK, NY 10010

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

To be Held on June 17, 2016

We are furnishing this proxy statement and the accompanying proxy card to our stockholders in connection with the solicitation of proxies by and on behalf of our board of directors (the “Board of Directors” or the “Board”) for use at the Special Meeting of stockholders and any adjournments or postponements of the Special Meeting. The Special Meeting will be held at 11:00 a.m., on June 17, 2016, at our offices, located at 149 Fifth Avenue, Suite 500, New York, NY 10010. We expect to mail this proxy statement and the enclosed proxy card on or about May 17, 2016 to all stockholders entitled to vote at the Special Meeting.

Unless the context otherwise requires, in this proxy statement, we use the terms “Atrinsic,” “we,” “our,” “us” and the “Company” to refer to Atrinsic, Inc. and its subsidiaries.

As previously reported, on February 12, 2016 (the “Closing Date”), a newly-formed, wholly-owned subsidiary of ours merged (the “Merger”) with and into Protagenic Therapeutics, Inc. a Delaware corporation (“Protagenic”). Protagenic was the surviving corporation of that Merger. As a result of the Merger, we acquired the business of Protagenic and will continue the existing business operations of Protagenic as a wholly-owned subsidiary. As discussed in more detail under the heading, “Background of the Merger and Reasons for the Reverse Stock Split Proposal,” we are required, pursuant to the merger agreement (the “Merger Agreement”) utilized in connection with the Merger, to seek stockholder approval to effect a reverse stock split of our common stock, par value $0.000001 per share (the “Common Stock”) as well as a decrease in our authorized shares of Common Stock.

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QUESTIONS AND ANSWERS ABOUT
THE PROXY MATERIALS AND THE SPECIAL MEETING

Q:            Why did I receive this proxy statement?

A:            The Board of Directors is soliciting your proxy to vote at the Special Meeting because you were a stockholder of the Company’s shares of Common Stock, and/or the Company’s Series B Convertible Preferred Stock, par value $0.000001 per share (“Series B Preferred Stock”) at the close of business on May 2, 2016, the record date, and are entitled to vote at the Special Meeting. The Special Meeting is being held for the following purposes

1.	to approve a proposal to amend and restate our Amended and Restated Certificate of Incorporation (the “Current Charter”) to effectuate a reverse stock split of our issued and outstanding shares of Common Stock at a ratio of one share for 15,463.8378152 shares, with any fractional shares that would otherwise be issued as a result of the reverse stock split being rounded up to the nearest whole share (the “Reverse Stock Split”);

2.	if the Reverse Stock Split is approved, to approve a proposal to amend and restate our Current Charter to decrease the authorized Common Stock of the Company from 100,000,000,000 shares to 100,000,000 shares, to increase the par value of the Company’s Common Stock from $0.000001 per share to $0.0001 per share and to decrease the authorized Preferred Stock of the Company from 5,000,000,000 shares to 20,000,000 shares;

3.	to adopt the Company’s 2016 Equity Compensation Plan (the “2016 Plan”);

4.	to ratify the selection of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2016; and

5.	to approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt one or more of the foregoing Proposals.

In addition, the Board of Directors has authorized us to change our name (the “Name Change”) to Protagenic Therapeutics, Inc. by merging our wholly-owned subsidiary, Protagenic Therapeutics, Inc., into us, with us as the surviving company in the merger. Stockholder approval is not required to effect the Name Change, which will be implemented following the Special Meeting.

Q:            What information is contained in this proxy statement?

A:            The information in this proxy statement relates to the Proposals to be voted on at the Special Meeting, the voting process and certain other required information.

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Q:            What should I do if I receive more than one set of voting materials?

A:            You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares of Common Stock and/or Series B preferred Stock are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:            How may I obtain an additional set of proxy materials?

A:            All stockholders may write to us at the following address to request an additional copy of these materials:

Atrinsic, Inc.

149 Fifth Avenue, Suite 500

New York, NY 10010

Attention: Chief Financial Officer

Additionally, this proxy statement and notice of special meeting are all available free of charge on the following website: http://www/astproxyportal.com/ast/16786.

Q:            What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:            If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the “stockholder of record.” If you are a stockholder of record, this proxy statement and a proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. If you own shares held in street name, this proxy statement has been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet, if the broker, bank or nominee offers these alternatives. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the Special Meeting.

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Q:            What am I voting on at the Special Meeting?

A:            You are voting on the following Proposals:

1.	to approve the Reverse Stock Split;

2.	if the Reverse Stock Split is approved, to approve a reduction in our authorized Common Stock from 100,000,000,000 shares to 100,000,000 shares, an increase in the par value of our Common Stock from $0.000001 per share to $0.0001 per share and a decrease in our authorized Preferred Stock from 5,000,000,000 shares to 20,000,000 shares;

3	To approve the adoption of the 2016 Plan

4.	to ratify the selection of Marcum as our independent registered public accounting firm for the year ending December 31, 2016; and

5.	to approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt one or more of the foregoing Proposals.

The Board of Directors recommends a vote “FOR” the approval of Proposal No. 1, Proposal No. 2, Proposal No. 3, Proposal No. 4 and Proposal No. 5.

Q:            How do I vote?

A:            You may vote using any of the following methods:

•	Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.

•	By telephone or the Internet. If you are a stockholder of record, you may vote by telephone or on the Internet using the instructions in the enclosed proxy card. If you own shares held in street name, you will receive voting instructions from your bank, broker or other nominee and may vote by telephone or on the Internet if they offer that alternative.

•	In person at the Special Meeting. All stockholders may vote in person at the Special Meeting. You may also be represented by another person at the Special Meeting by executing a proper proxy designating that person. If you own shares held in street name, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of election with your ballot when you vote at the Special Meeting.

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Q:             What can I do if I change my mind after I vote my shares?

A:            If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Special Meeting by:

•	sending written notice of revocation to our Chief Financial Officer;

•	submitting a new proxy dated later than the date of the revoked proxy; or

•	attending the Special Meeting and voting in person.

If you own shares held in street name, you may submit new voting instructions by contacting your broker, bank or nominee. You may also vote in person at the Special Meeting if you obtain a legal proxy as described in the answer to the previous question. Attendance at the Special Meeting will not, by itself, revoke a proxy.

Q:            What if I return a signed proxy card, but do not vote for some of the matters listed on the proxy card?

A:            If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board of Director’s recommendations, “FOR” the approval of Proposal No. 1, “FOR” the approval of Proposal No. 2, “FOR” the approval of Proposal No. 3, “FOR” the approval of Proposal No. 4 and “FOR” Proposal No. 5.

Q:            Can my broker vote my shares for me without my instructions?

A:            Your broker or nominee will have discretionary authority to vote your shares with respect to “routine” proposals such as Proposal No. 4, but not with respect to “non-routine” proposals such as Proposal No. 1, Proposal No. 2, Proposal No. 3 and Proposal No. 5. Please provide voting instructions on the proposal described herein so your vote can be counted.

Q:            Can my shares be voted if I do not return my proxy card or voting instruction card and do not attend the Special Meeting?

A:            If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.

If you do not vote your shares held in street name with a broker, your broker will not be authorized to vote on Proposal No. 1, Proposal No. 2, Proposal No. 3 or Proposal No. 5 but will be authorized to vote on Proposal No. 4. If your broker returns a valid proxy, but is not able to vote your shares in relation to Proposal No. 1, Proposal No. 2, Proposal No. 3 and Proposal No. 5, they will constitute “broker non-votes,” which are counted for the purpose of determining the presence of a quorum, and will not affect the outcome of Proposal No. 1, Proposal No. 2, Proposal No. 3 or Proposal No. 5.

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Q:            What are the voting requirements with respect to each of the Proposals?

A:            Proposal No. 1. The affirmative (“FOR”) vote of the holders of a majority of the votes present in person or represented by proxy and entitled to vote on this Proposal and cast at the Special Meeting is necessary to approve Proposal No. 1. Abstentions will have the same effect as votes against Proposal No. 1. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this Proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the outcome of Proposal No. 1.

Proposal No. 2. The affirmative (“FOR”) vote of the holders of a majority of the votes present in person or represented by proxy and entitled to vote on this Proposal and cast at the Special Meeting is necessary to approve Proposal No. 2. Abstentions will have the same effect as votes against Proposal No. 1. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this Proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the outcome of Proposal No. 2.

Proposal No. 3. The affirmative (“FOR”) vote of the holders of a majority of the votes present in person or represented by proxy and entitled to vote on this Proposal and cast at the Special Meeting is necessary to approve Proposal No. 3. Abstentions will have the same effect as votes against Proposal No. 3. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this Proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the outcome of Proposal No. 3.

Proposal No. 4. The affirmative (“FOR”) vote of the holders of a majority of the votes present in person or represented by proxy entitled to vote and cast at the Special Meeting is necessary to approve Proposal No. 4. Abstentions will have the same effect as votes against Proposal No. 4. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this Proposal.

Proposal No. 5. The affirmative (“FOR”) vote of the holders of a majority of the votes present in person or represented by proxy and entitled to vote on this Proposal and cast at the Special Meeting is necessary to approve Proposal No. 5. Abstentions will have the same effect as votes against Proposal No. 5. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this Proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the outcome of Proposal No. 5.

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Q:            How many votes do I have?

A:            As of May 2, 2016, the record date, there were 400,000,000 shares of our Common Stock outstanding and entitled to vote and 11,018,766 shares of our Series B Preferred Stock outstanding and entitled to vote. Our Common Stock and Series B Preferred Stock vote together as a single class. Each share of our Common Stock that you own entitles you to one vote. Each share of Series B Preferred Stock that you own entitles you to 15,463.7183 votes (that is, it votes on an as converted to Common Stock basis).

Q:            What happens if additional matters are presented at the Special Meeting?

A:            Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Special Meeting. If you grant a proxy, the persons named as proxy holders, Garo H. Armen and Alexander Arrow, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Special Meeting.

Q:            How many shares must be present or represented to conduct business at the Special Meeting?

A:            A quorum will be present if at least a majority of the outstanding shares of our Common Stock and Series B Preferred Stock (on an as-converted to Common Stock basis) entitled to vote, totaling 85,395,546,719 shares, is represented at the Special Meeting, either in person or by proxy.

Both abstentions and broker non-votes (described above) are counted for the purpose of determining the presence of a quorum.

Q:            How can I attend the Special Meeting?

A:            You are entitled to attend the Special Meeting only if you were a stockholder of Atrinsic as of the close of business on May 2, 2016, the record date, or if you hold a valid proxy for the Special Meeting. You should be prepared to present photo identification for admittance. If you are a stockholder of record, your name will be verified against the list of stockholders of record on the record date prior to your admission to the Special Meeting. If you are not a stockholder of record, but hold shares through a broker, bank or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to the record date, a copy of the voting instruction card provided by your broker, bank or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Special Meeting.

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The Special Meeting will begin promptly at 11:00 a.m., local time on June 17, 2016. You should allow adequate time for check-in procedures.

Q:            How can I vote my shares in person at the Special Meeting?

A:            Shares held in your name as the stockholder of record may be voted in person at the Special Meeting. Shares held beneficially in street name may be voted in person at the Special Meeting only if you obtain a legal proxy from the broker, bank or nominee that holds the shares giving you the right to vote the shares. Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy card or voting instruction card as described herein so your vote will be counted if you later decide not to attend the Special Meeting.

Q:            What is the deadline for voting my shares?

A:            If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the Special Meeting, except that proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on June 16, 2016.

If you hold shares beneficially in street name, please follow the voting instructions provided by your broker, bank or nominee. You may vote these shares in person at the Special Meeting only if at the Special Meeting you provide a legal proxy obtained from your broker, bank or nominee.

Q:            Is my vote confidential?

A:            Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Atrinsic or to third parties, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to our management.

Q:            How are votes counted?

A:            For all items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention will be counted for the purpose of establishing a quorum. For purposes of approval, an abstention will have the same effect as a vote against Proposal No. 1, Proposal No. 2, Proposal No. 3, Proposal No. 4 or Proposal No. 5.

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Q.           Who counts the votes at the Special Meeting?

A.           We have hired American Stock Transfer and Trust Company, LLC to count the votes represented by proxies and cast by ballot, and a representative of American Stock Transfer and Trust Company, LLC has been appointed to act as Inspector of Election.

Q:            Where can I find the voting results of the Special Meeting?

A:            We intend to announce preliminary voting results at the Special Meeting and publish final voting results in a Current Report on Form 8-K to be filed with the United States Securities and Exchange Commission (“SEC”) within four business days after the Special Meeting.

Q:            Who will bear the cost of soliciting votes for the Special Meeting?

A:            Atrinsic is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

Q:            What if I have questions for the Company’s transfer agent?

A:            Please contact our transfer agent at the telephone number or address listed below with any questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

American Stock Transfer and Trust Company, LLC

Operations Center

6201 15th Avenue

Brooklyn, NY 11219

Telephone: 1-(800) 937-5449

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Q:            Who can help answer my questions?

A:            If you have any questions about the Special Meeting or how to vote or revoke your proxy, please contact:

Atrinsic, Inc.

149 Fifth Avenue, Suite 500

New York, NY 10010

Attention: Chief Financial Officer

Attention: Alexander Arrow, MD, Chief Financial Officer

Phone: 213-260-4342

Email: alex.arrow@protagenic.com

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements made in this proxy statement contain forward-looking statements which are made pursuant to provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Readers are cautioned that such statements in this proxy statement, including statements relating to expectations regarding the anticipated stockholder vote and the business strategies, the effects of the Reverse Stock Split, plans and objectives of management, constitute forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements.  The risks and uncertainties include, without limitation, that we may be unsuccessful in developing our product candidates, our expenses may be higher than anticipated and other risks and challenges detailed in our filings with the SEC, including our Current Report on Form 8-K dated February 12, 2016.  Readers are cautioned not to place undue reliance on any forward-looking statements which speak only as of the date of this proxy statement. We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances that occur after the date of this proxy statement or to reflect the occurrence of unanticipated events.

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BACKGROUND OF THE MERGER AND REASONS FOR THE REVERSE STOCK SPLIT PROPOSAL

In the fall of 2015, our prior management commenced discussions with Protagenic regarding a possible “reverse merger” transaction between the two companies, as well as a related capital raise. As a result of these discussion, the parties preliminarily agreed to enter into a series of transactions whereby (i) we would conduct a private offering of our Common Stock, with minimum gross cash proceeds of approximately $3,000,000, of which amount $2,000,000 would be contributed by two of our stockholders and $1,000,000 would be raised by Protagenic management and (ii) Protagenic would merge into our newly-formed, wholly-owned subsidiary and would survive the Merger as our wholly-owned subsidiary. Assuming the raise of $3,000,000 in the private offering, following the Merger, former Protagenic stockholders would have owned 80% of our issued and outstanding Common Stock, and our pre-Merger stockholders would have owned 20% of our issued and outstanding Common Stock.

Given the large number of shares of our Common Stock that would have been required to be issued to the former Protagenic stockholders to arrive at the contemplated 80-20 ownership ratio, we would have been required to seek stockholder approval to amend our Amended and Restated Certificate of Incorporation to either increase our authorized Common Stock or effect a Reverse Stock Split in order to have sufficient Common Stock to effect the Merger and the related private offering. In either case we would have been required, under applicable SEC rules, to provide our stockholders with extensive information about our proposed merger with Protagenic. This stockholder approval process would have delayed the proposed merger for a minimum of several months, which delay would not have been acceptable to either party in the transaction.

Accordingly, the parties determined that it would be more beneficial for us to create a class of “super voting” preferred stock out of our authorized but unissued preferred stock which would grant the former Protagenic stockholders the voting power, following the effectiveness of the Merger, of 80% of our issued and outstanding Common Stock. Pursuant to our Current Charter, our Board of Directors had the authority to create such a series of preferred stock without further stockholder approval. As a result, we filed a Certificate of Designations, Powers, Preferences and Other Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof of Series B Convertible Preferred Stock of Atrinsic, Inc. (the “Certificate of Designations”) with the Secretary of State of the State of Delaware on February 2, 2016, creating a class of 18,000,000 shares of Series B Preferred Stock.

Pursuant to the Certificate of Designations, each share of Series B Preferred Stock will immediately and automatically convert into one share of Common Stock at such time that we file an amendment to our Amended and Restated Certificate of Incorporation effecting the Reverse Stock Split of our Common Stock. Under the Certificate of Designations, Series B Preferred Stock will not convert (i) to the extent (but only to the extent) a Series B Preferred Stock holder would beneficially own greater than 9.99% of our Common Stock (the “Springing Blocker”) and (ii) such holder has notified us in writing that it wants the Springing Blocker to apply to such holder. One holder of 1,897,468 shares of Series B preferred Stock has notified us that it wants the Springing Blocker to apply to it.

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Prior to the Reverse Stock Split, the Series B Preferred Stock votes together with the Common Stock as a single class, with each share of Series B Preferred Stock having a number of votes equal to that of 15,463.7183 shares of Common Stock. After the Reverse Stock Split, any Series B Preferred Stock which remains outstanding as a result of the Springing Blocker will vote together with the Common Stock as a single class, with each share of Series B Preferred Stock having a number of votes equal to one shares of Common Stock on a post-Reverse Stock Split basis.

In the event of any liquidation, dissolution or winding up of our company, the assets available for distribution to our stockholders will be distributed among the holders of our Series B Preferred Stock and the holders of our Common Stock, pro rata, on an as-converted-to-Common Stock basis. The holders of our Series B Preferred Stock are entitled to dividends in the event that we pay cash or other dividends in property to holders of outstanding shares of our Common Stock, which dividends would be made pro rata, on an as-converted-to-Common Stock basis.

On the Closing Date, Protagenic Acquisition Corp. (“Acquisition Corp.”), our wholly-owned subsidiary, merged with and into Protagenic, with Protagenic remaining as the surviving entity.

Simultaneously with the Merger, on the Closing Date all of the issued and outstanding shares of Protagenic common stock converted, on a 1 for 1 basis, into shares Series B Preferred Stock. Also on the Closing Date, all of the issued and outstanding options to purchase shares of Protagenic common stock, and all of the issued and outstanding warrants to purchase shares of Protagenic common stock, converted, on a 1 for 1 basis, into options (the “New Options”) and new warrants (the “New Warrants”) respectively, to purchase shares of our Series B Preferred Stock. The New Options will be administered under Protagenic’s 2006 Employee, Director and Consultant Stock Plan (the “2006 Plan”), which we assumed and adopted on the Closing Date in connection with the Merger.

On the Closing Date, (i) the former Protagenic common stock was exchanged for the right to receive 6,612,838 shares of Series B Preferred Stock; (ii) New Options to purchase 1,707,744 shares of Series B Preferred granted under the 2006 Plan, having an average exercise price of approximately $0.66 per share, were issued to optionees pursuant to the assumption of the 2006 Plan; (iii) the holders of options to purchase our Common Stock were issued options (“Predecessor Options”) to purchase 17,784 shares of Series B Preferred Stock at $1.25 per share; (iv) New Warrants to purchase 3,403,367 shares of Series B Preferred Stock at an average exercise price of approximately $1.01 per share were issued to holders of our warrants; and (iv) 2,775,000 shares of Series B Preferred Stock were issued to investors at a purchase price of $1.25 per share in the Private Offering, as defined below. In addition, warrants (“Predecessor Warrants”) to purchase 295,945 shares of Series B Preferred Stock at $1.25 per share were issued to Strategic Bio Partners, LLC, the designee (the “Designee”) of the holders of our pre-Merger debt in consideration of the cancellation of such debt, and Placement Agent Warrants, as such term is defined below, to purchase 295,945 shares of Series B Preferred Stock were issued to the Placement Agent of the Private Offering. Our pre-Merger common stockholders retained 400,000,000 shares of our Common Stock (which would become 25,867 shares of Common Stock upon the effectiveness of the Reverse Stock Split). In addition, upon the effectiveness of the Merger, the holders of our Series A Preferred Stock exchanged all of the issued and outstanding Series A Preferred Stock for an aggregate of 297,468 shares of Series B Preferred Stock. These shares were issued to the Designee.

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The Merger Agreement contains a covenant requiring us to effect the Reverse Stock Split and a reduction of our authorized Common Stock as soon as possible after the effective time of the Merger (which was February 12, 2016), but in no event later than 90 days from the final closing of the Private Offering.

The Merger Agreement contains customary representations, warranties and covenants of us, Protagenic, and, as applicable, Acquisition Corp., for like transactions.

Concurrently with the closing of the Merger, we conducted the first closing of an offering (the “Private Offering”) of 2,775,000 shares of Series B Preferred Stock at a purchase price of $1.25 per share, for which we received total gross consideration of $3,468,750. Of this amount, $350,000 consisted of conversion of outstanding stockholder debt held by Garo H. Armen, our chairmen and a member of our Board of Directors, inclusive of accrued but unpaid interest and $150,000 consisted of the conversion of debt (inclusive of accrued but unpaid interest) held by certain of our pre-Merger stockholders which was incurred to pay expenses of the Merger and related transactions. We subsequently held two additional closings of the Private Offering, which resulted in our issuing an aggregate (including the first closing) of 4,108,460 shares of Series B Preferred Stock and aggregate gross proceeds of $5,135,575,including the conversion of the $500,000 in principal and interest referred to above.

Also on the Closing Date, Garo H. Armen (our Chairman), Strategic Bio Partners, LLC, Gregory H. Ekizian (a director), Alexander Arrow (our Chief Financial Officer), Mark Berg, David A. Lovejoy and Larry N. Feinberg entered into a Voting Agreement (“Voting Agreement”) pursuant to which such parties became obligated, for so long as the Voting Agreement remains in effect according to its terms, to vote to approve the amendment of our Amended and Restated Certificate of Incorporation to authorize the Reverse Stock Split. The Voting Agreement also obligates the parties to the Voting Agreement to vote for Garo H. Armen’s four nominees, and Strategic Bio Partners, LLC’s one nominee, to our Board of Directors. The authorized number of directors is five. The current members of the Board of Directors are Mr. Armen, Robert B. Stein, Khalil Barrage, Gregory H. Ekizian and Joshua Silverman. Messrs. Armen, Stein, Barrage and Ekizian are the nominees of Mr. Armen, while Mr. Silverman is the nominee of Strategic Bio Partners, LLC.

In the event that any of the parties to the Voting Agreement fail to vote their respective shares to approve the matters covered by the Voting Agreement, each of the parties has granted to us, or to our designee, with full power of substitution, a proxy to vote their respective shares to approve such matters.

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The parties to the Voting Agreement collectively have the power to vote 41% of our issued and outstanding Common Stock and Series B Preferred Stock, voting together as a single class.

The proposed Reverse Stock Split will decrease the number of shares of our Common Stock outstanding to a smaller number, which the parties to the Merger Agreement believed is more appropriate to a company at our stage of development. As a result of the Merger and the Private Offering, we currently have 400,000,000 shares of Common Stock outstanding and 11,018,766 shares of Series B Preferred Stock outstanding. Our Board of Directors determined that the large number of shares outstanding was neither in our best interests or that of our stockholders. If the Reverse Stock Split is approved, (i) all of the outstanding Series B Preferred Stock will convert into Common Stock on a one-for one basis (without giving effect to the Springing Blocker), (ii) current holders of our Common Stock would receive one share of Common Stock for every for 15,463.7183 shares held by them and (iii) and we will have a total of 11,044,633 shares of Common Stock outstanding following the Reverse Stock Split.

If our stockholders do not approve the Reverse Stock Split Proposal, then the shares of Series B Preferred Stock will remain outstanding and will not be converted into our Common Stock. As a result, we will continue to have 400,000,000 shares of Common Stock outstanding and 11,018,766 shares of Series B Preferred Stock outstanding. We intend to use our reasonable best efforts to obtain the approval of the Reverse Stock Split at each subsequent special or annual meeting of stockholders until the proposal is approved.

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PROPOSAL NO. 1
REVERSE STOCK SPLIT

General

For the reasons described above in “Background of the Merger and Reasons for the Reverse Stock Split Proposal,” our Board of Directors has approved, and is hereby soliciting stockholder approval of, an amendment and restatement to our Current Charter in the form set forth in APPENDIX A to this Proxy Statement (the portion of the amendment and restatement which relates to the Reverse Stock Split Proposal is referred to as the “Reverse Stock Split Amendment”) to effect the Reverse Stock Split. A vote “FOR” the Reverse Stock Split Proposal will constitute approval of the Reverse Stock Split Amendment providing for the combination of 15,463.7183 shares of Common Stock into one (1) share of Common Stock. Except for any changes as a result of the treatment of fractional shares, after giving pro forma effect to the conversion of the Series B Preferred Stock, each common stockholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split.

Impact of the Reverse Stock Split Amendment if Implemented

If approved and implemented, the Reverse Stock Split will be realized simultaneously and in the same ratio for all of our issued and outstanding shares of Common Stock. Any fractional shares that would otherwise be issuable as a result of the Reverse Stock Split will be rounded up to the nearest whole share. The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company (subject to the treatment of fractional shares). In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The principal effects of the Reverse Stock Split Amendment will be as follows:

•	each 15,463.7183 shares of Common Stock owned by a stockholder will be combined into one new share of Common Stock, with any fractional shares that would otherwise be issuable as a result of the split being rounded up to the nearest whole share;

•	the number of shares of Common Stock issued and outstanding will be reduced accordingly. After giving effect to the conversion of the Series B Preferred Stock, a total of 11,044,633 shares of Common Stock will be issued and outstanding; and

•	no adjustments will be made to the per share exercise prices and/or the number of shares issuable upon exercise or conversion of our outstanding New Options, New Warrants, Predecessor Options, Predecessor Warrants and Placement Agent Warrants, except that the securities issuable upon the exercise of these instruments will be Common Stock instead of Series B Preferred Stock.

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Certain Risks Associated with the Reverse Stock Split

Certain risks associated with the Reverse Stock Split are as follows:

•	There can be no assurance that the Reverse Stock Split will result in any particular price for our Common Stock. In addition, we will have fewer shares that are publicly traded. However, although our Common Stock is currently available for trading in the over-the-counter market and is quoted on the OTC Markets PINK under the symbol “ATRN,” as of the Closing Date of the Merger, there was a limited bid history for the Common Stock, because the Common Stock trades on a sporadic basis, if at all.

•	The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Our Board of Directors intends to implement the Reverse Stock Split, if approved by our stockholders, as required by the Merger Agreement. However, the Board of Directors reserves its right to abandon the Reverse Stock Split if the reduction in our authorized Common Stock and the related increase in the par value of our Common Stock, as described in Proposal No. 2, is not approved by our stockholders.

Effective Time

The proposed Reverse Stock Split would become effective as of 12:01 a.m., Eastern time (the “Effective Time”) on the date specified in the Reverse Stock Split Amendment filed with the office of the Secretary of State of the State of Delaware. Except as explained below with respect to fractional shares, at the Effective Time, shares of our Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of our stockholders, into one share of our Common Stock in accordance with the Reverse Stock Split ratio of 1-for-15,463.7183.

After the Effective Time, our Common Stock will have a new committee on uniform securities identification procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.

After the Effective Time, we will continue to be subject to periodic reporting and other requirements of the Exchange Act. In addition, as discussed elsewhere in this Proxy Statement, the Board of Directors has authorized an amendment to our Current Charter to change our name (the “Name Change”) to Protagenic Therapeutics, Inc. Stockholder approval is not required to effect the Name Change, which will be implemented following the Special Meeting. Accordingly, following the Effective Time, we anticipate that our Common Stock will be quoted on the OTC Markets PINK under the symbol “PGEN.”

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Board Discretion to Implement the Reverse Stock Split Amendment

If stockholder approval is obtained for the Reverse Stock Split Amendment to effect the Reserve Stock Split, the Board of Directors expects to implement the Reverse Stock Split promptly. However, the Board of Directors reserves the authority to decide, in its sole discretion, to delay or abandon the Reverse Stock Split after such vote and before the effectiveness of the Reverse Stock Split if the reduction in our authorized Common Stock and the related increase in the par value of our Common Stock, as described in Proposal No. 2, is not approved by our stockholders.

Fractional Shares

Our stockholders will not receive fractional post-Reverse Stock Split shares in connection with the Reverse Stock Split. Instead, any fractional shares that would otherwise be issuable as a result of the Reverse Stock Split will be rounded up to the nearest whole share.

No Going-Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our Board of Directors does not intend for the Reverse Stock Split to be the first step in a “going-private transaction” within the meaning of Rule 13e-3 of the Exchange Act. In fact, since all fractional shares of Common Stock resulting from the Reverse Stock Split will be rounded up to the nearest whole share, there will be no reduction in the number of stockholders of record that could provide the basis for a going-private transaction.

Potential Anti-Takeover Effect

The Reverse Stock Split Amendment is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to our Board and stockholders.

Effect on Beneficial Holders of Common Stock (i.e., Stockholders Who Hold In “Street Name”)

Upon the effectiveness of the Reverse Stock Split, we intend to treat shares held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If a stockholder holds shares of our Common Stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker or other nominee.

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Effect on Registered “Book−Entry” Holders of Common Stock and/or Series B Preferred Stock (i.e., Stockholders Who Are Registered on the Transfer Agent’s Books and Records but Do Not Hold Stock Certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

If a stockholder holds registered shares in book-entry form with the transfer agent, no action needs to be taken to receive post-Reverse Stock Split shares. These stockholders will have their holdings electronically adjusted by our transfer agent through the Depository Trust & Clearing Corporation’s Direct Registration System (“DRS”). If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of Common Stock held following the Reverse Stock Split. Non-registered stockholders holding Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

Stockholders who purchased shares of our Series B Preferred Stock in our recent private offering, all of which shares are held in book-entry form with the transfer agent, will be sent a transmittal letter by the transfer agent after the Effective Time. Unless contrary instructions are delivered, such stockholders will not receive physical stock certificates for our Common Stock, but rather will receive a Direct Registration Book-Entry Statement confirming the credit of their new Common Stock after delivery of a properly executed letter of transmittal to the transfer agent along with any other required documents

Effect on Certificated Shares

Stockholders holding shares of our Common Stock in certificate form, as well as former stockholders of Protagenic who received Series B Preferred Stock in the Merger in exchange for their Protagenic common stock, will be sent a transmittal letter by the transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his or her certificate(s) representing shares of our Common Stock and/or shares of Protagenic common stock (collectively, “Old Certificates”) to the transfer agent in exchange for a statement of holding. When you submit your Old Certificate, your post-Reverse Stock Split shares of our Common Stock will be held electronically in book-entry form in the DRS. This means that, instead of receiving a new stock certificate, you will receive a statement of holding that indicates the number of post-Reverse Stock Split shares you own in book-entry form. We will no longer issue physical stock certificates unless you make a specific request for a share certificate representing your post-Reverse Stock Split ownership interest. Please note that no statement of holding will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates.

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Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these stockholders are entitled.

DRS Book Entry

Issuing shares in DRS book-entry form reduces administrative expense for us and offers a number of benefits to stockholders, including no cost for safekeeping of shares and the ability to easily transfer shares to a broker to hold them in a brokerage account or to execute a sale. While we expect the great majority of stockholders will prefer the advantages of holding their shares in DRS book-entry form, you may request a physical certificate for your Common Stock by completing the form on the bottom of your Direct Registration Book-Entry Statement, which will be sent to you upon your return of a properly executed letter of transmittal, together with any other required materials, to our transfer agent.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE UNTIL REQUESTED TO DO SO.

Accounting Matters

Net earnings or loss per share and book value per share will be increased as a result of the Reverse Stock Split because there will be fewer shares of our Common Stock outstanding. Appropriate adjustments will be made to the balance sheet to reflect the decrease in issued and outstanding shares, the increase in par value per share. We do not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

No Appraisal Rights

Under the Delaware General Corporation Law, stockholders are not entitled to dissenters’ or appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such rights.

Interests of Directors and Executive Officers

Our directors and executive officers do not have substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Series B Preferred Stock.

Material United States Federal Income Tax Considerations

The following is a summary of material United States federal income tax consequences of the Reverse Stock Split to holders of our Common Stock. Except where noted, this summary deals only with our Common Stock that is held as a capital asset.

This summary is based upon provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury regulations, rulings and judicial decisions as of the date hereof. Those authorities may be changed, perhaps retroactively, so as to result in United States federal income tax consequences different from those summarized below.

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This summary does not address all aspects of United States federal income taxes that may be applicable to holders of Common Stock and does not deal with foreign, state, local or other tax considerations that may be relevant to stockholders in light of their particular circumstances. In addition, it does not represent a detailed description of the United States federal income tax consequences applicable to you if you are subject to special treatment under the United States federal income tax laws (including if you are a dealer in securities or currencies; a financial institution; a regulated investment company; a real estate investment trust; an insurance company; a tax-exempt organization; a person holding shares as part of a hedging, integrated or conversion transaction, a constructive sale or a straddle; a trader in securities that has elected the mark-to-market method of accounting for your securities; a person liable for alternative minimum tax; a person who owns or is deemed to own 10% or more of our voting stock; a partnership or other pass-through entity for United States federal income tax purposes; a person whose “functional currency” is not the United States dollar; a United States expatriate; a “controlled foreign corporation;” or a “passive foreign investment company”).

We cannot assure you that a change in law will not alter significantly the tax considerations that we describe in this summary. No ruling from the Internal Revenue Service or opinion of counsel will be obtained regarding the federal income tax consequences to stockholders as a result of the Reverse Stock Split.

If a partnership (or other entity treated as a partnership for United States federal income tax purposes) holds our Common Stock, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. If you are a partner of a partnership holding our Common Stock, you should consult your own tax advisors.

We believe that the Reverse Stock Split, if implemented, would be a tax-free recapitalization under the Code. If the Reverse Stock Split qualifies as a tax-free recapitalization under the Code, then, generally, for United States federal income tax purposes, no gain or loss will be recognized by the Company in connection with the Reverse Stock Split, and no gain or loss will be recognized by stockholders that exchange their shares of pre-split Common Stock for shares of post-split Common Stock. The post-split Common Stock in the hands of a stockholder following the Reverse Stock Split will have an aggregate tax basis equal to the aggregate tax basis of the pre-split Common Stock held by that stockholder immediately prior to the Reverse Stock Split. A stockholder’s holding period for the post-split Common Stock will be the same as the holding period for the pre-split Common Stock exchanged therefor.

Alternative characterizations of the Reverse Stock Split are possible. For example, while the Reverse Stock Split, if implemented, would generally be treated as a tax-free recapitalization under the Code, stockholders whose fractional shares resulting from the Reverse Stock Split are rounded up to the nearest whole share may recognize gain for United States federal income tax purposes equal to the value of the additional fractional share. However, we believe that, in such case, the resulting tax liability may not be material in view of the low value of such fractional interest. Stockholders should consult their own tax advisors regarding characterization of the Reverse Stock Split for United States federal income tax purposes.

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Required Vote

For detailed information on the vote required for this matter and the choices available for casting your vote, please see “Questions and Answers about the Proxy Materials and the Special Meeting,” above.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL NO. 1:

The Board of Directors recommends that you vote FOR this Proposal.

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PROPOSAL NO. 2
REDUCTION IN AUTHORIZED SHARES AND INCREASE IN PAR VALUE

Reasons for the Authorized Share Reduction Proposal

As discussed above in “Background of the Merger and Reasons for the Reverse Stock Split Proposal,” the Merger Agreement requires us to implement a reduction in our authorized Common Stock as soon as possible following the effective time of the Merger.

In addition, as a matter of Delaware law, implementation of the Reverse Stock Split does not require a change in the total number of shares of our Common Stock authorized under our Current Charter. Nevertheless, the Board of Directors carefully considered whether such a change was in the best interests of stockholders. In determining whether to recommend a change to the total number of shares of our Common Stock authorized under our Current Charter, the Board of Directors considered a number of factors including: (i) the number of shares that would be available if we did not reduce our total authorized shares of Common Stock from the current limit of 100 billion shares; (ii) the potential for future stock issuances to raise capital, effect acquisitions and/or provide equity incentives to employees; and (iii) typical authorized capitalization for other companies at a similar stage of development. As well, the Board of Directors believed that an increase in the par value of our Common Stock from $0.000001 per share to $0.0001 per share was in line with the par value per share of other companies at a similar stage of development.

After weighing these factors, as well as the requirements of the Merger Agreement, the Board of Directors concluded that our authorized shares of Common Stock should be reduced from 100 billion to 100 million. This level of authorized shares would leave us with approximately 80 million shares available for issuance after the Reverse Stock Split, or 80% of our total authorized shares of Common Stock. The Board believes that this reduction strikes the right balance between having an unnecessarily large number of shares available for issuance, and having too few shares available for issuance. If approved by our stockholders, the reduction in our authorized Common Stock and increase in par value will be implemented by our filing with the Secretary of State of Delaware the amendment and restatement to our Current Charter in the form set forth in APPENDIX A to this Proxy Statement.

In addition, since the Series B Preferred Stock will convert into Common Stock as a result of the Reverse Stock Split, the Board of Directors concluded that it was unnecessary for us to have 5,000,000,000 shares of authorized preferred stock. As well, reducing our authorized preferred stock to 20,000,000 shares will enable us to realize significant savings on our Delaware franchise tax. . If approved by our stockholders, the reduction in our authorized Preferred Stock will be implemented by our filing with the Secretary of State of Delaware the amendment and restatement to our Current Charter in the form set forth in APPENDIX A to this Proxy Statement.

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Required Vote

For detailed information on the vote required for this matter and the choices available for casting your vote, please see “Questions and Answers about the Proxy Materials and the Special Meeting,” above.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL NO. 2:

The Board of Directors recommends that you vote FOR this Proposal.

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PROPOSAL NO. 3
ADOPTION OF 2016 EQUITY COMPENSATION PLAN

At the Special Meeting, stockholders will be asked to approve the Company’s 2016 Equity Compensation Plan (the “2016 Plan”), which was adopted, subject to stockholder approval, by the Board on March 25, 2016.

We adopted Protagenic’s 2006 Employee, Director and Consultant Stock Plan (the “2006 Plan”) in connection with our Merger with Protagenic. As of March 31, 2016, a total of 1,391,146 shares of our Series B Preferred Stock were then subject to outstanding awards granted under the 2006 Plan (all of which will convert, on a share-for- share basis, into Common Stock following the Reverse Stock Split), and an additional 192,256 shares were then available for new award grants under the 2006 Plan. An additional 17,784 options, which were not issued under any plan, are held by a former employee of ours. The weighted average exercise price of all of these options is $0.87 per share, and they have a weighted average term during which they may be exercised of 5.98 years.

If stockholders approve the 2016 Plan, we will terminate the 2006 Plan, and no further awards will be granted under the 2006 Plan.

If stockholders do not approve the 2016 Plan, we will continue to have the authority to grant awards under the 2006 Plan. If stockholders approve the 2016 Plan, the termination our grant authority under the 2006 Plan will not affect awards then outstanding under that plan.

The number of shares available for grant under the 2006 Plan is insufficient for our anticipated needs. The Board believes that by allowing us to continue to offer our employees long-term, performance-based compensation through the proposed 2016 Plan, we will be able to attract, motivate and retain experienced and highly qualified employees who will contribute to our financial success.

Description of the 2016 Equity Compensation Plan

The following description of the principal terms of the 2016 Plan is a summary and is qualified in its entirety by the full text of the 2016 Plan. A copy of the 2016 Plan is attached to this Proxy Statement as APPENDIX B. The following discussion gives effect to the approval of the Reverse Stock Split.

Administration. The 2016 Plan will be administered by the Compensation Committee of our Board of Directors, provided that the entire Board of Directors may act in lieu of the Compensation Committee on any matter, subject to certain requirements set forth in the 2016 Plan. The Compensation Committee may grant options to purchase shares of our Common Stock, stock appreciation rights, stock units, restricted shares of our Common Stock, performance shares, performance units, incentive bonus awards, other cash-based awards and other stock-based awards. The Compensation Committee also has broad authority to determine the terms and conditions of each option or other kind of award, and adopt, amend and rescind rules and regulations for the administration of the 2016 Plan. Subject to applicable law, the Compensation Committee may authorize one or more reporting persons (as defined in the 2016 Plan) or other officers to make awards (other than awards to reporting persons, or other officers whom the Compensation Committee has specifically authorized to make awards). No awards may be granted under the 2016 Plan on or after the ten year anniversary of the adoption of the 2016 Plan by our Board of Directors, but awards granted prior to such tenth anniversary may extend beyond that date.

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Eligibility. Awards may be granted under the 2016 Plan to any person who is an employee, officer, director, consultant, advisor or other individual service provider of the Company or any subsidiary, or any person who is determined by the Compensation Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any subsidiary.

Shares Subject to the 2016 Plan. The aggregate number of shares of Common Stock proposed to be available for issuance in connection with options and awards granted under the 2016 Plan is 3,000,000 shares. Incentive Stock Options may, but need not be, granted with respect to all of the shares available for issuance under the 2016 Plan; provided, however, that the maximum aggregate number of shares of Common Stock which may be issued in respect of Incentive Stock Options (after giving effect to any increases pursuant to the “evergreen” provisions of the 2016 Plan discussed below) shall not exceed 6,000,000 shares, subject to adjustment in the event of stock, splits and similar transactions. If any award granted under the 2016 Plan payable in shares of Common Stock is forfeited, cancelled, or returned for failure to satisfy vesting requirements, otherwise terminates without payment being made, or if shares of Common Stock are withheld to cover withholding taxes on options or other awards, the number of shares of Common Stock as to which such option or award was forfeited, or which were withheld, will be available for future grants under the 2016 Plan.

In addition, the 2016 Plan contains an “evergreen” provision allowing for an annual increase in the number of shares of our Common Stock available for issuance under the 2016 Plan on January 1 of each year during the period beginning January 1, 2017, and ending on (and including) January 1, 2026. The annual increase in the number of shares shall be equal to (i) five point five percent (5.5%) of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year, or (ii) with respect to shares of Common Stock which may be issued under the 2016 Plan other than in respect to Incentive Stock Options, the difference between (x) eighteen y percent (18%) of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year, and (y) the total number of shares of Common Stock reserved under the 2016 Plan on December 31st of such preceding calendar year (including shares subject to outstanding awards, issued pursuant to awards or available for future awards) if such amount is greater than the amount determined in (i) immediately above; provided, however, that our Board may act prior to the first day of any calendar year to provide that there shall be no increase such calendar year, or that the increase shall be a lesser number of shares of Common Stock than would otherwise occur.

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Terms and Conditions of Options. Options granted under the 2016 Plan may be either “incentive stock options” that are intended to meet the requirements of Section 422 of the Code or “nonqualified stock options” that do not meet the requirements of Section 422 of the Code. The Compensation Committee will determine the exercise price of options granted under the 2016 Plan. The exercise price of stock options may not be less than the fair market value, on the date of grant, per share of our Common Stock issuable upon exercise of the option (or 110% of fair market value in the case of incentive options granted to a ten-percent stockholder).

If on the date of grant the Common Stock is listed on a stock exchange or national market system, the fair market value shall generally be the closing sale price as of such date, or if there were no trades recorded on such date, then the most recent date preceding such date on which trades were recorded. If on the date of grant the Common Stock is traded in an over-the-counter market, the fair market will generally be the average of the closing bid and asked prices for the shares of Common Stock as of such date, or, if there are no closing bid and asked prices for the shares of Common Stock on such date, then the average of the bid and asked prices for the shares of Common Stock on the most recent date preceding such date on which such closing bid and asked prices are available. If the Common Stock is not listed on a national securities exchange or national market system or traded in an over-the-counter market, the fair market value shall be determined by the Compensation Committee in a manner consistent with Section 409A of the Code. Notwithstanding the foregoing, if on the date of grant the Common Stock is listed on a stock exchange or is quoted on a national market system, or is traded in an over-the-counter market, then solely for purposes of determining the exercise price of any grant of a stock option or the base price of any grant of a stock appreciation right, the Compensation Committee may, in its discretion, base fair market value on the last sale before or the first sale after the grant, the closing price on the trading day before or the trading day of the grant, the arithmetic mean of the high and low prices on the trading day before or the trading day of the grant, or any other reasonable method using actual transactions of the Common Stock as reported by the exchange or market on which the Common Stock is traded. In addition, the determination of fair market value also may be made using any other method permitted under Treasury Regulation section 1.409A-1(b)(5)(iv).

No option may be exercisable for more than ten years from the date of grant (five years in the case of an incentive stock option granted to a ten-percent stockholder). Options granted under the 2016 Plan will be exercisable at such time or times as the Compensation Committee prescribes at the time of grant. No employee may receive incentive stock options that first become exercisable in any calendar year in an amount exceeding $100,000. The Compensation Committee may, in its discretion, permit a holder of a nonqualified stock option to exercise the option before it has otherwise become exercisable, in which case the shares of our Common Stock issued to the recipient will continue to be subject to the vesting requirements that applied to the option before exercise.

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Generally, the option price may be paid in cash or by bank check, or such other means as the Compensation Committee may accept. As set forth in an award agreement or otherwise determined by the Compensation Committee, in its sole discretion, at or after grant, payment in full or part of the exercise price of an option may be made (a) in the form of shares of Common Stock that have been held by the participant for such period as the Compensation Committee may deem appropriate for accounting purposes or otherwise, valued at the fair market value of such shares on the date of exercise; (ii) by surrendering to the Company shares of Common Stock otherwise receivable on exercise of the option; (iii) by a cashless exercise program implemented by the Compensation Committee in connection with the 2016 Plan; and/or (iv) by such other method as may be approved by the Compensation Committee and set forth in an award agreement.

No option may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime an option may be exercised only by the recipient or the recipient’s guardian or legal representative. However, the Compensation Committee may permit the transfer of a nonqualified stock option, share-settled stock appreciation right, restricted stock award, performance share or share-settled other stock-based award either (a) by instrument to the participant’s immediate family (as defined in the 2016 Plan), (b) by instrument to an inter vivos or testamentary trust (or other entity) in which the award is to be passed to the participant’s designated beneficiaries, or (c) by gift to charitable institutions. The Compensation Committee will determine the extent to which a holder of a stock option may exercise the option following termination of service.

Stock Appreciation Rights. The Compensation Committee may grant stock appreciation rights independent of or in connection with an option. The Compensation Committee will determine the terms applicable to stock appreciation rights. The base price of a stock appreciation right will be determined by the Compensation Committee, but will not be less than 100% of the fair market value of a share of our Common Stock with respect to the date of grant of such stock appreciation right. The maximum term of any SAR granted under the 2016 Plan is ten years from the date of grant. Generally, each SAR stock appreciation right will entitle a participant upon exercise to an amount equal to:

·	the excess of the fair market value of a share of Common Stock on the date of exercise of the stock appreciation right over the base price of such stock appreciation right, multiplied by

·	the number of shares as to which such stock appreciation right is exercised.

Payment may be made in shares of our Common Stock, in cash, or partly in Common Stock and partly in cash, all as determined by the Compensation Committee.

Restricted Stock and Stock Units. The Compensation Committee may award restricted Common Stock and/or stock units under the 2016 Plan. Restricted stock awards consist of shares of stock that are transferred to a participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Stock units confer the right to receive shares of our Common Stock, cash, or a combination of shares and cash, at a future date upon or following the attainment of certain conditions specified by the Compensation Committee. The Compensation Committee will determine the restrictions and conditions applicable to each award of restricted stock or stock units, which may include performance-based conditions. Dividends with respect to restricted stock may be paid to the holder of the shares as and when dividends are paid to stockholders or at the times of vesting or other payment of the restricted stock award. Stock unit awards may be granted with dividend equivalent rights, which may be accumulated and may be deemed reinvested in additional stock units, as determined by the Compensation Committee in its discretion. If any dividend equivalents are paid while a stock unit award is subject to restrictions, the dividend equivalents shall be subject to the same restrictions on transferability as the underlying stock units, unless otherwise set forth in an award agreement. Unless the Compensation Committee determines otherwise, holders of restricted stock will have the right to vote the shares.

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Performance Shares and Performance Units. The Compensation Committee may award performance shares and/or performance units under the 2016 Plan. Performance shares and performance units are awards which are earned during a specified performance period subject to the attainment of performance criteria, as established by the Compensation Committee. The Compensation Committee will determine the restrictions and conditions applicable to each award of performance shares and performance units.

Incentive Bonus Awards. The Compensation Committee may award Incentive Bonus Awards under the 2016 Plan. Incentive Bonus Awards may be based upon the attainment of specified levels of Company or subsidiary performance as measured by pre-established, objective performance criteria determined at the discretion of the Compensation Committee. Incentive Bonus Awards will be paid in cash or Common Stock, as set forth in an award agreement

Other Stock-Based and Cash-Based Awards. The Compensation Committee may award other types of equity-based or cash-based awards under the 2016 Plan, including the grant or offer for sale of unrestricted shares of our Common Stock and payment in cash or otherwise of amounts based on the value of shares of Common Stock.

Section 162(m) Compliance. If stock or cash-based awards are intended to satisfy the conditions for deductibility under Section 162(m) of the Code as “performance-based compensation,” the performance criteria will be selected from among the following, which may be applied to our Company as a whole, any subsidiary or any division or operating unit thereof: (a) pre-tax income; (b) after-tax income; (c) net income; (d) operating income or profit; (e) cash flow, free cash flow, cash flow return on investment, net cash provided by operations, or cash flow in excess of cost of capital; (f) earnings per share; (g) return on equity; (h) return on sales or revenues; (i) return on invested capital or assets; (j) cash, funds or earnings available for distribution; (k) appreciation in the fair market value of the Common Stock; (l) operating expenses; (m) implementation or completion of critical projects or processes; (n) return on investment; (o) total return to stockholders; (p) dividends paid; (q) net earnings growth; (r) related return ratios; (s) increase in revenues; (t) the Company’s published ranking against its peer group of pharmaceutical companies based on total stockholder return; (u) net earnings; (v) changes (or the absence of changes) in the per share or aggregate market price of the Common Stock; (w) number of securities sold; (x) earnings before or after any one or more of the following items: interest, taxes, depreciation or amortization, as reflected in the Company’s financial reports for the applicable period; (y) total revenue growth; (z) economic value created; (aa) operating margin or profit margin; (bb) share price or total stockholder return; (cc) cost targets, reductions and savings, productivity and efficiencies; (dd) strategic business criteria, consisting of one or more objectives based on meeting objectively determinable criteria: specified market penetration, geographic business expansion, progress with research and development activities, investor satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (ee) objectively determinable personal or professional objectives, including any of the following performance goals: the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions, and (ff) any combination of, or a specified increase or improvement in, any of the foregoing.

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At the end of the performance period established in connection with any award, the Compensation Committee will determine the extent to which the performance goal or goals established for such award have been attained, and shall determine, on that basis, the number of performance shares or performance units included in such award that have been earned and as to which payment will be made. The Compensation Committee will certify in writing the extent to which it has determined that the performance goal or goals established by it for such award have been attained.

With respect to awards intended to be performance-based compensation under Section 162(m) of the Code, no participant of the 2016 Plan may receive in any one fiscal year (a) options or stock appreciation rights relating to more than 1,000,000 shares of our Common Stock, and (b) stock units, restricted shares, performance shares, performance units or other stock-based awards that are denominated in shares of Common Stock relating to more than [insert] shares of our Common Stock in the aggregate. The maximum dollar value payable to any participant for a fiscal year of the Company with respect to stock units, performance units or incentive bonus awards or other stock-based awards that may be settled in cash or other property (other than Common Stock) is $1,500,000.

Effect of Certain Corporate Transactions. The Compensation Committee may, at the time of the grant of an award, provide for the effect of a change in control (as defined in the 2016 Plan) on any award, including (i) accelerating or extending the time periods for exercising, vesting in, or realizing gain from any award, (ii) eliminating or modifying the performance or other conditions of an award, (iii) providing for the cash settlement of an award for an equivalent cash value, as determined by the Compensation Committee, or (iv) such other modification or adjustment to an award as the Compensation Committee deems appropriate to maintain and protect the rights and interests of participants upon or following a change in control. The Compensation Committee may, in its discretion and without the need for the consent of any recipient of an award, also take one or more of the following actions contingent upon the occurrence of a change in control: (a) cause any or all outstanding options and stock appreciation rights to become immediately exercisable, in whole or in part; (b) cause any other awards to become non-forfeitable, in whole or in part; (c) cancel any option or stock appreciation right in exchange for a substitute option; (d) cancel any award of restricted stock, stock units, performance shares or performance units in exchange for a similar award of the capital stock of any successor corporation; (e) redeem any restricted stock, stock unit, performance share or performance unit for cash and/or other substitute consideration with a value equal to the fair market value of an unrestricted share of our Common Stock on the date of the change in control; (f) cancel any option or stock appreciation right in exchange for cash and/or other substitute consideration based on the value of our Common Stock on the date of the change in control, and cancel any option or stock appreciation right without any payment if its exercise price exceeds the value of our Common Stock on the date of the change in control; (g) cancel any stock unit or performance unit held by a participant affected by the change in control in exchange for cash and/or other substitute consideration with a value equal to the fair market value per share of Common Stock on the date of the change in control, or (h) make such other modifications, adjustments or amendments to outstanding awards as the Compensation Committee deems necessary or appropriate.

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Amendment, Termination. The 2016 Plan will remain in effect until March 2016, or, if earlier, when awards have been granted covering all available shares under the 2016 Plan or the 2016  Plan is otherwise terminated by the Board. The Board may amend the terms of awards in any manner not inconsistent with the 2016 Plan, provided that no amendment shall adversely affect the rights of a participant with respect to an outstanding award without the participant’s consent. In addition, our Board of Directors may at any time amend, suspend, or terminate the 2016 Plan, provided that (i) no such amendment, suspension or termination shall materially and adversely affect the rights of any participant under any outstanding award without the consent of such participant and (ii) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the 2016 Plan requires us to obtain stockholder consent. Stockholder approval is required for any plan amendment that increases the number of shares of Common Stock available for issuance under the 2016 Plan or changes the persons or classes of persons eligible to receive awards.

Tax Withholding

The Company has the power and right to deduct or withhold, or require a participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulations to be withheld.

Recoupment Policy

Awards granted under the 2016 Plan will be subject to any provisions of applicable law providing for the recoupment or clawback of incentive compensation, such as provisions imposed pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act; the terms of any Company recoupment, clawback or similar policy in effect at the time of grant of the award; and any recoupment, clawback or similar provisions that may be included in the applicable award agreement.

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Federal Income Tax Consequences

The following is a brief summary of the U.S. federal income tax consequences applicable to awards granted under the 2016 Plan based on the federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters relevant to a particular participant based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code Section 409A), or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, the Company advises all participants to consult their own tax advisor concerning the tax implications of awards granted under the 2016 Plan.

A recipient of a stock option or stock appreciation right will not have taxable income upon the grant of the stock option or stock appreciation right. For nonstatutory stock options and stock appreciation rights, the participant will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

The acquisition of shares upon exercise of an incentive stock option will not result in any taxable income to the participant, except, possibly, for purposes of the alternative minimum tax. The gain or loss recognized by the participant on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the participant holds the shares for the legally-required period (two years from the date of grant and one year from the date of exercise). If the shares are not held for the legally-required period, the participant will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price, and the balance of the gain, if any, will be afforded capital gain treatment.

For awards of stock grants, the participant will not have taxable income upon the receipt of the award (unless the participant elects to be taxed at the time of the stock is granted rather than when it becomes vested). The stock grants will generally be subject to tax upon vesting as ordinary income equal to the fair market value of the shares at the time of vesting less the amount paid for such shares (if any).

A participant is not deemed to receive any taxable income at the time an award of restricted stock units is granted. When vested restricted stock units (and dividend equivalents, if any) are settled and distributed, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of shares received less the amount paid for such restricted stock units (if any).

If the participant is an employee or former employee, the amount a participant recognizes as ordinary income in connection with any award is subject to withholding taxes (not applicable to incentive stock options) and the Company is allowed a tax deduction equal to the amount of ordinary income recognized by the participant. In addition, Code Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to the Company’s chief executive officer and to certain of the Company’s other executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if such compensation qualifies as “performance-based compensation” by complying with certain conditions imposed by the Code Section 162(m) rules (including the establishment of a maximum number of shares with respect to which awards may be granted to any one employee during one fiscal year).

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Interests of Directors and Officers

Our directors may grant awards under the 2016 Plan to themselves as well as our officers, in addition to granting awards to our other employees.

New Plan Benefits

All awards to be made under the 2016 Plan are discretionary, subject to the terms of the 2016 Plan. Therefore, the benefits and amounts that will be received or allocated under the 2016 Plan are generally not determinable at this time. The equity grant program for our non-employee directors is described under the Compensation of Directors section in this proxy statement. In 2016, the Board approved the grant of nonqualified stock options to our executive officers and others under the 2016 Plan, at an exercise price of $1.25 per share, subject to the approval of the 2016 Plan by the Company’s stockholders. The following table summarizes these 2016 awards to our named executive officers, all executive officers and the non-executive officer employees and consultants.

New Plan Benefits Table

Name and Position	Dollar Value ($)	Number of Units (options)
Garo H. Armen, Executive Chairman		500,000	(1)
Alexander K. Arrow, Chief Financial Officer		140,000	(1)
Non-Executive Director Group		170,000	(2)
Non-Executive Officer Employee/Consultant Group		369,299	(3)
(1)	These options vest over three years in equal monthly installments.
(2)	These options vest over two years in equal monthly installments.
(3)	10,000 of these options vest over one year in equal monthly installments, 100,000 of these options vest over three years in equal monthly installments, and 259,299 of these options vest over 4 years in equal monthly installments.

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Aggregate Plan Grants

The following table shows the number of shares underlying grants of all types of awards under the 2006 Stock Plan which had been granted and were outstanding as of December 31, 2015 to Robert Ziroyan, who was our only executive officer or director who received an award during such year, and all employees (excluding executive officers) and consultants, as a group:

Name and Principal Position	Total Number of Plan Awards Granted
Robert Ziroyan, President & Interim Chief Operating Officer	250,000
All employees and consultants (other than executive officers) as a group	1,457,744

As of April 4, 2016, Mr. Ziroyan ceased serving as our President and Interim Chief Operating Officer.

Equity Compensation Plan Information

The following table summarizes information about our equity compensation plans as of March 31, 2016. Information about grants under the 2016 Plan is set forth in the “New Plan Benefits Table,” above.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders(1)	1,391,146	$0.86	292,256
Equity compensation plans not approved by stockholders(2)	17,784	$1.25	—
Total	1,408,930

(1)	This includes options to purchase to purchase Series B Preferred Stock under the 2006 Plan.
(2)	This includes options retained after the Merger by a former officer of the Company.

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Required Vote

For detailed information on the vote required for this matter and the choices available for casting your vote, please see “Questions and Answers about the Proxy Materials and the Special Meeting,” above.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL NO. 3:

The Board of Directors recommends that you vote FOR this Proposal.

PROPOSAL NO. 4
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has selected the firm of Marcum LLP (“Marcum”) to act as our independent registered public accounting firm for the fiscal year ending December 31, 2016, and recommends that the stockholders vote in favor of such appointment. Marcum has served as our registered public accounting firm since November 1, 2013.

Although stockholder ratification of the selection of Marcum as our independent registered public accounting firm is not required by our Bylaws or otherwise, the Audit Committee believes it appropriate as a matter of policy to request that stockholders ratify the selection of our independent registered public accounting firm. In the event the stockholders do not ratify the appointment of Marcum, the Audit Committee will reconsider its appointment. In addition, even if the stockholders ratify the appointment of Marcum, the Audit Committee may in its discretion appoint a different independent public accounting firm at any time if the Audit Committee determines that a change is in the best interests of us and our stockholders. Representatives of Marcum are expected to be present at the Special Meeting to respond to appropriate questions and to make a statement if such representatives so desire.

In addition to retaining Marcum to audit our financial statements, from time to time, we engage Marcum to perform other services. The following table sets forth the aggregate fees billed by Marcum in connection with the services rendered during the past two fiscal years. All fees set forth below were pre-approved by the entire Board of Directors (since our Audit Committee was not established until March, 2016). The table relates to services performed, and fees paid, for the fiscal years ended June 30, 2015 and June 30, 2014, which was our fiscal year prior to our Merger with Protagenic. In connection with the Merger, we adopted a December 31 fiscal year.

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Type of Fee	2015	2014
Audit Fees (1)	$63,282	$51,000
Tax Fees (2)	$38,000	$0
Total Fees for Services Provided (3)	$101,282	$51,000
(1)	Audit fees represent fees for professional services rendered for the audit of our consolidated financial statements, review of interim financial statements and services normally provided by the independent registered public accounting firm in connection with regulatory filings.
(2)	Represents fees for tax services, including tax compliance, tax advice and tax planning provided during the ordinary course of operations.

Audit Committee Pre-Approval Policies and Procedures

Our Audit Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm.

Prior to the annual engagement of our independent registered public accounting firm, the Audit Committee pre-approves all services to be provided. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services. In such circumstances, our senior management seeks approval of the non-audit services that it recommends the Audit Committee engage the independent registered public accounting firm to provide for the fiscal year. A budget, estimating the specific non-audit service spending for the fiscal year, is provided to the Audit Committee along with the request. The Audit Committee will be regularly informed of the non-audit services actually provided by the independent auditor pursuant to this pre-approval process. The Audit Committee considered whether the provision of non-audit services provided by Marcum as described above was compatible with maintaining such accountant’s independence, and believes that the provision of these services is consistent with maintaining such accountant’s independence.

Required Vote

For detailed information on the vote required for this matter and the choices available for casting your vote, please see “Questions and Answers about the Proxy Materials and the Special Meeting,” above.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL NO. 4:

The Board of Directors recommends that you vote FOR this Proposal.

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PROPOSAL NO. 5
ADJOURNMENT TO SOLICIT ADDITIONAL PROXIES

Stockholders are being asked to grant authority to proxy holders to vote in favor of one or more adjournments of the meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt one or more of the foregoing Proposals. If this Proposal is approved, the meeting could be successively adjourned to any date. We do not intend to call a vote on adjournments of the meeting to solicit additional proxies if the adoption of each of the foregoing Proposals is approved at the meeting. If the meeting is adjourned to solicit additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use.

Required Vote

For detailed information on the vote required for this matter and the choices available for casting your vote, please see “Questions and Answers about the Proxy Materials and the Special Meeting,” above.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL NO. 5:

The Board of Directors recommends that you vote FOR this Proposal.

NAME CHANGE AND MERGER

On March 25, 2016, our Board of Directors approved the filing of a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware in order to change our name to Protagenic Therapeutics, Inc. The Name Change will be effected as soon as is practicable following the Special Meeting through a short-form merger pursuant to Section 253 of the Delaware General Corporation Law, or the DGCL, by merging our wholly owned Protagenic subsidiary with and into us, with us as the surviving corporation in the merger. Pursuant to the DGCL, the merger does not require stockholder approval and will have the effect of amending our Amended and Restated Certificate of Incorporation solely to reflect the Name Change. Immediately after we file the Certificate of Ownership and Merger, we intend to file an amendment and restatement to our Amended and Restated Certificate of Incorporation to implement the Reverse Stock Split, reduction in our Common and Preferred Stock and increase in our Common Stock par value. However, we intend to effect the Name Change even if the other proposals presented to our stockholders at the Special Meeting are not approved.

Our Board adopted the Name Change to reflect the fact that, following the Merger, the business of our Protagenic subsidiary became our business.

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In connection with our Name Change, we will amend our Bylaws to reflect the new corporate name. As well, we have applied for a new CUSIP number for our Common Stock

Our Common Stock will continue to be quoted on the OTC Pink under the ticker symbol “ATRN” until FINRA assigns a new ticker symbol upon its approval of the name change.

In connection with the name change, we will launch a new corporate website: www.protagenic.com. Our investor relations information, including press releases and links to our SEC filings, will be found on this website. Our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and amendments to these reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, and to our corporate governance documents, including the charters of the committees of our Board of Directors and Code of Conduct, will be available on this website. Any amendment to or waivers of the Code of Conduct will be disclosed on this website.

STOCK OWNERSHIP

The following table sets forth certain information regarding our Common Stock beneficially owned on April 19, 2016, for (i) each stockholder known to be the beneficial owner of more than 5% of our outstanding Common Stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days, through the exercise of a warrant or stock option, conversion of a convertible security or otherwise. The table assumes a total of 170,791,093,438 and 11,044,633 shares of our Common Stock outstanding as of May 2, 2016, on a pre- and post- Reverse Split basis, respectively, and on an as-converted-to-Common Stock basis, accounting for the conversion of the Series B Preferred Stock issued and outstanding on such date (on the basis of 15,463.7183 shares of Common Stock per share of Series B Preferred Stock and assuming that the Springing Blocker will not apply to one holder of Series B Preferred Stock). No effect has been given to shares issuable upon the exercise of options granted under the 2016 Plan, since such options are subject to approval of the 2016 Plan by stockholders at the Special Meeting. All numbers in the footnotes give effect to the Reverse Stock Split. Unless otherwise noted below, the address of each person identified is c/o Atrinsic, Inc., 149 Fifth Avenue, Suite 500, New York, NY 10010.

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	Shares Beneficially Owned
Name and address of Beneficial Owner	Amount of Beneficial Ownership (Pre-Reverse Split)	Amount of Beneficial Ownership (Post-Reverse Split)		Percent of Beneficial Ownership
Garo H. Armen(1)	57,821,440,628	3,739,168	(2)	30.4
Robert B. Stein(1)	876,277,370	56,667	(3)	*
Khalil Barrage(1)	3,092,743,660	200,000	(4)	1.8
Alexander Arrow(1)	2,043,513,191	132,149	(5)	1.2
Larry N. Feinberg 808 North St., Greenwich, CT 06831	12,370,974,640	800,000	(6)	6.9
Gregory H. Ekizian(1)	9,278,230,980	600,000	(7)	5.3
David A. Lovejoy	6,038,066,539	390,467	(8)	3.5
Josh Silverman(1)	0	0
Hudson Bay Capital Management LP. (9)	33,918,320,748	2,193,413	(10)	9.99
All directors and executive officers as a group (6 persons) (10)	73,112,212,703	4,727,984	(11)	36.7

*             Less than 1%

(1)           Executive officer and/or director.

(2)           Includes warrants to purchase 1,253,367 shares of Common Stock at an exercise price of approximately $1.00 per share. Includes 2,235,801 shares held in the name of Dr. Armen and 250,000 shares held in the name of the Garo H. Armen IRA, as to which Dr. Armen has sole voting and dispositive power.

(3)           Represents options to purchase 56,667 shares at an exercise price of $1.25 per share. Does not include options to purchase 143,333 shares, which vest in equal monthly increments of 3,333 shares from August 2016 through January 2020.

(4)           Includes warrants to purchase 150,000 shares at an exercise price of $1.00 per share.

(5)           Includes options to purchase 13,889 shares at an exercise price of $1.25 per share. Does not include options to purchase 86,111 shares of Common Stock, which vest in equal monthly increments of 2,778 shares from August, 2016 through February 2019. Includes 100,000 shares held in the name of Dr. Arrow and 18,260 shares held in the name of the Alexander K. Arrow IRA, as to which Dr. Arrow has sole voting and dispositive power.

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(6)           Includes warrants to purchase 600,000 shares of Common Stock at an exercise price of $1.00 per share.

(7)           Includes warrants to purchase 375,000 shares of Common Stock at an exercise price of $1.00 per share. Includes 125,000 shares held in the name of the Gregory H. Ekizian Revocable Trust and 100,000 shares and 300,000 warrants held in the name of Pensco Trust Company f/b/o Gregory H. Ekizian, as to which Mr. Ekizian has sole voting and dispositive power.

(8)           Includes options to purchase 241,667 shares of Common Stock at an exercise price of $1.00 per share. Does not include options to purchase 33,333 shares of Common Stock which vest in equal monthly increments of 4,167 shares from August 2016 through March 2017.

(9)            Hudson Bay Capital Management LP, the manager by designation of Strategic Bio Partners, LLC, has voting and investment power over these securities. Sander Gerber is the managing member of Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay Capital Management LP. Each of Strategic Bio Partners, LLC and Sander Gerber disclaims beneficial ownership over these securities.

(10)         Consists of shares of Common Stock issuable upon conversion of the Series B Preferred Stock and shares of Common Stock issuable upon exercise of Predecessor Warrants held by such beneficial owner. Does not include shares of Common Stock issuable upon conversion of the Series B Preferred Stock or exercise of the Predecessor Warrants that are subject to the “Beneficial Ownership Cap” limitation pursuant to which the holder thereof does not have the right to convert Series B Preferred Stock or exercise Predecessor Warrants to the extent that such exercise would result in beneficial ownership by the holder thereof, or any of its affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act, of more than 9.99% of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such conversion or exercise.

(11)         Includes warrants to purchase 1,778,367 shares of Common Stock and options to purchase 70,556 shares of Common Stock.

COMPENSATION OF DIRECTORS

During fiscal year 2015 we did not compensate directors who were not employees of the Company. On a going-forward basis we intend to make grants of options under the 2016 Plan, if it is adopted by our stockholders, to our non-employee directors, as follows:

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On April 15 of each fiscal year, each non-employee directors will receive an option to purchase 40,000 shares of Common Stock, as well as an option to purchase 5,000 shares for each committee which they chair. No additional options shall be granted for serving on a committee without being its chair. All options will be granted at fair market value, as defined in the 2016 Plan, on the date of grant, and will vest over a three year period in equal monthly installments. Vesting will accelerate in certain circumstances, such as a change of control of the Company, and unvested options will terminate upon the cessation of an individual’s service to us as a director.

Non-employee directors may be reimbursed for their reasonable expenses in attending Board and committee meetings.

Robert B. Stein, PhD, MD. We entered into a consulting agreement with Dr. Stein effective January 2015. Dr. Stein is responsible for providing us with technical and advisory services related to our research and development efforts. The consulting agreement is effective through January 2020. We have granted Dr. Stein ten-year options to purchase, on a post-Reverse Split basis, 200,000 shares of our Common Stock, at an exercise price of $1.25 per share. The options vest in increments of 1.667% per month on the first day of each calendar month following January, 2015, such that the shares shall be fully vested on January 23, 2020, provided Dr. Stein remains a consultant to us.

EXECUTIVE COMPENSATION

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus ($)	Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Deferred Compensation ($)	All Other Compensation ($)		Total Compensation ($)
Garo Armen	2015	N/A	N/A	N/A	N/A		N/A	N/A	N/A		N/A
Chairman	2014	N/A	N/A	N/A	N/A		N/A	N/A	N/A		N/A

Robert Ziroyan	2015	$72,600	0	0	$55,125	(1)	0	0	$4,758	(3)	$132,483
Chief Operating Officer and interim President	2014	$88,791	0	0	$36,500	(2)	0	0	$7,548	(3)	$132,858

(1)	We use the Black-Scholes option pricing model to value the options granted. 3/9/15 granted 56,250 options (exercise price of $1.25/option) which vested on 12/31/15 valued at US $ .98 AT 12/31/15. 12/31/15 granted 18,750 options (exercise price of $1.25/option) which vested on 3/1/15 using a value of US $ .98 AT 12/31/15.

(2)	We use the Black-Scholes option pricing model to value the options granted. 3/1/14 granted 41,667 options (exercise price of $1/option) which vested on 12/31/14 valued at US $ .73 AT 12/31/14. 12/31/14 granted 8,333 options (exercise price of $1/option) which vested on 3/1/15 using a value of US $ .73 AT 12/31/14.

(3)	Represents health benefits, Canada Pension Plan and employment insurance, cell phone and internet reimbursements.

Mr. Ziroyan ceased serving as an executive officer effective April 4, 2016.

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Outstanding Equity Awards at Fiscal Year End

The following table summarizes the equity awards, calculated on a post-Reverse Stock Split basis, made to our named executive officers that were outstanding at December 31, 2015. Effective April 4, 2016, Mr. Ziroyan no longer served as an executive officer.

Name	No. of Securities Underlying Unexercised Options (#) Exercisable		No. of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date	Number of shares or Units of stock that have not vested(#)	Market Value of shares or Units of stock that have not vested($)
Robert Ziroyan	25,000			$0.26	8/2016
	100,000			$1.00	3/2021
	50,000			$1.00	3/2024
	75,000	(1)		$1.25	3/2025

(1)	These are the only equity awards granted by us to our executive officers or directors during the year ended December 31, 2015

Aggregated Option Exercises in Fiscal Year Ended December 31, 2015

No options were exercised during the fiscal year ended December 31, 2015.

Equity Awards After Fiscal Year-End

Since the end of the fiscal year ended December 31, 2015, we have granted certain options (on a Post-Reverse Stock Split basis) to our executive officer and directors, as follows:

•	On February 12, 2016, we granted Alexander Arrow, our Chief Financial Officer, 100,000 options under the 2006 Plan. These options have an exercise price of $1.25 per share, a ten-year term and vest over a three-year period in 35 monthly installments of 2,778 shares and a final installment of 2,770 shares.

•	On April 15, 2016, we made the following option grants under the 2016 Plan. These grants will become void if the 2016 Plan is not approved by our stockholders:

Executive Chairman and Chief Financial Officer

•	Garo Armen: 500,000 options at $1.25/share, vesting over 36 months
•	Alexander Arrow: 140,000 options at $1.25/share, vesting over 36 months

Non-Executive Director Group

•	Khalil Barrage 45,000 options at $1.25/share, vesting over 24 months
•	Gregory Ekizian: 45,000 options at $1.25/share, vesting over 24 months
•	robert Stein: 40,000 options at $1.25/share, vesting over 24 months
•	Joshua Silverman: 45,000 options at $1.25/share, vesting over 24 months

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Non-Executive Officer Employee/Consultant Group

•	David Edwards: 10,000 options at $1.25/share, vesting over 12 months
•	Carol Haggerty: 25,000 options at $1.25/share, vesting over 48 months
•	David Lovejoy: 209,299 options at $1.25/share, vesting over 48 months
•	Anita Nador: 25,000 options at $1.25/share, vesting over 48 months
•	Andy Slee: 100,000 options at $1.25/share, vesting over 36 months

Employment Arrangements with Officers and Directors

Dr. Alexander Arrow, our Chief Financial Officer, receives base compensation of $125,000 per year for his part-time work for us. In addition, Dr. Arrow received 100,000 options (on a post-Reverse Split basis) under the 2006 Plan as a sign-on bonus when he joined us. These options have an exercise price of $1.25 per share, a ten-year term and vest over a three-year period in 35 monthly installments of 2,778 shares and a final installment of 2,770 shares. The terms of Dr. Arrow’s option grant also include full vesting acceleration upon a change of control. Drs. Arrow and Armen are the only two executive officers of the Company.

STOCKHOLDER PROPOSALS

Any stockholder who intends to present a proposal at the 2017 Annual Meeting of Stockholders for inclusion in the Company’s Proxy Statement and Proxy form relating to such Annual Meeting must submit such proposal to the Company at its principal executive offices, as set forth above, by January 18, 2017. In addition, in the event a stockholder proposal is not received by the Company by January 18, 2017, the Proxy to be solicited by the Board of Directors for the 2017 Annual Meeting will confer discretionary authority on the holders of the Proxy to vote the shares if the proposal is presented at the 2017 Annual Meeting without any discussion of the proposal in the Proxy Statement for such meeting.

SEC rules and regulations provide that if the date of the Company’s 2017 Annual Meeting is advanced or delayed more than 30 days from the date of the 2016 Annual Meeting (which for purposes of this discussion, shall be deemed to be the date of this Special Meeting), stockholder proposals intended to be included in the proxy materials for the 2017 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2017 Annual Meeting. Upon determination by the Company that the date of the 2017 Annual Meeting will be advanced or delayed by more than 30 days from the date of this Special Meeting, the Company will disclose such change in the earliest possible Quarterly Report on Form 10-Q.

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WHERE YOU CAN FIND ADDITIONAL INFORMATON

We are subject to the reporting requirements of the Exchange Act, and file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You can request copies of these documents by writing to the SEC and paying a fee for the copying cost. Please call the SEC at 1-800-SEC-0330 for more information about the operation of the public reference room. SEC filings are also available at the SEC’s web site at http://www.sec.gov.

We also maintain a website at www.protagenic.com, through which you can access our SEC filings. The information set forth on, or accessible from, our website is not part of this proxy statement.

OTHER MATTERS

As of the date of this proxy statement, the Board knows of no other matters that may come before the Special Meeting. However, if any matters other than those referred to herein should be presented properly for consideration and action at the Special Meeting, or any adjournment or postponement thereof, the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

The above notice and proxy statement are sent by order of the Board of Directors.

/s/ Alexander Arrow

Alexander Arrow
Chief Financial Officer and Secretary

May 17, 2016

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APPENDIX A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

PROTAGENIC THEREAPEUTICS, INC.

Protagenic Therapeutics, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify as follows:

1.          The name of the Corporation is Protagenic Therapeutics, Inc. The name under which the Corporation was originally incorporated is “Millbrook Acquisition Corp.”, and the Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on February 3, 1994.

2.          This Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and its stockholders in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”).

3.          This Amended and Restated Certificate of Incorporation restates and integrates and further amends the Amended and Restated Certificate of Incorporation of the Corporation, as heretofore amended or supplemented.

4.          The text of the Amended and Restated Certificate of Incorporation, as heretofore amended or supplemented, is amended and restated in its entirety as follows:

First:           The name of this Corporation is “Protagenic Therapeutics, Inc.” (the “Corporation”).

Second.       The address, including street, number, city and county, of the registered office of the Corporation in the State of Delaware is 2711 Centerville Rd., Ste 400, Wilmington, Delaware 19808, County of New Castle, and the name of the registered agent of the Corporation in the State of Delaware at such address is Corporation Service Company.

Third.         The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

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Fourth.       A.      The total number of shares of stock which the Corporation is authorized to issue is 120,000,000, consisting of 100,000,000 shares of common stock, at a par value of $0.0001 per share (“Common Stock”), and 20,000,000 shares of preferred stock, at a par value of $0.000001 per share (“Preferred Stock”). The board of directors of the Corporation (the “Board”) is hereby expressly authorized without stockholder approval to provide, out of the unissued shares of Preferred Stock, for the issuance of one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series, and to increase or decrease the number of shares of any such series to the extent permitted by the DGCL. In the event that the number of shares of any series of Preferred Stock shall be so decreased, the shares constituting such decrease shall resume the status which such shares had prior to the adoption of the resolution originally fixing the number of shares of such series of Preferred Stock, subject to the requirements of the DGCL. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Notwithstanding anything to the contrary, to the extent prohibited by Section l 123(a)(6) of Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”), the Corporation will not issue non-voting equity securities; provided, however , the foregoing restriction (a) will have no further force and effect beyond that required under Section 1123 of the Bankruptcy Code, (b) will only have such force and effect for so long as Section 1123 of the Bankruptcy Code is in effect and applicable to the Corporation, and (c) in all events may be amended or eliminated in accordance with applicable law as from time to time may be in effect.

B.         Upon the filing and effectiveness (the “Effective Time”) pursuant to the DGCL of this Amended and Restated Certificate of Incorporation of the Corporation, each 15,463.7183 shares of Common Stock, par value $0.000001 (the “Old Common Stock”) either issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $0.0001 per share (the “New Common Stock”). The Corporation shall, through its transfer agent, provide certificates representing New Common Stock to holders of Old Common Stock in exchange for certificates representing Old Common Stock. From and after the Effective Time, certificates representing shares of Old Common Stock are hereby canceled and shall represent only the right of holders thereof to receive New Common Stock. The Corporation shall not issue fractional shares of New Common Stock. Any fractional share that would otherwise be issuable as a result of the reverse stock split shall be rounded up to the nearest whole share of New Common Stock. From and after the Effective Time, the term “New Common Stock” as used in this Article FOURTH shall mean Common Stock as provided in this Amended and Restated Certificate of Incorporation of the Corporation.

Fifth.           The Corporation is to have perpetual existence.

Sixth.          Unless and except to the extent that the by-laws of the Corporation (the “By-laws”’) shall so require, the election of directors of the Corporation need not be by written ballot.

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SEVENTH:       To the fullest extent permitted by law, a director of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for any breach of fiduciary duty as a director. No amendment to, modification of or repeal of this Article Seventh shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

EIGHTH:          The Corporation shall indemnify, advance expenses, and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a ’’Proceeding’’), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. The right to indemnification conferred in this Article Eighth shall be a contract right and such right shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the preceding sentence, except for claims for indemnification (following the final disposition of such Proceeding) or advancement of expenses not paid in full, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board. Neither any amendment, repeal or modification of this Article Eighth nor the adoption of any provision of this Amended and Restated Certificate of Incorporation inconsistent with this Article Eighth shall eliminate, reduce or otherwise adversely affect any right or protection hereunder of any person in respect of any act or omission occurring, or proceeding accruing or arising or that, but for this Article Eighth, would accrue or arise, prior to the time of such repeal, modification or adoption of an inconsistent provision. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article Eighth and applicable law shall not be deemed to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any By-law, agreement, vote of stockholders or disinterested directors, or otherwise. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

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NINTH:             In furtherance and not in limitation of the powers conferred by statute, the power to make, alter, or repeal the By-laws, and to adopt any new By-law, shall be vested in the Board.

TENTH:            The Corporation shall have the right, subject to any express provisions or restrictions contained in the Corporation’s Certificate of Incorporation or the By-laws, from time to time, to amend the Corporation’s Certificate of Incorporation or any provision thereof in any manner now or hereafter provided by law, and all rights and powers of any kind conferred upon a director or stockholder of the Corporation by the Certificate of Incorporation or any amendment thereof are conferred subject to such right.

ELEVENTH:    Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, the Corporation’s Certificate of Incorporation or the By-laws or (iv) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein.

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by the undersigned, a duly authorized officer of the Corporation, on June ____, 2016.

/s/ Garo H. Armen
Garo H. Armen
Chairman of the Board of Directors

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APPENDIX B

PROTAGENIC THERAPEUTICS, INC.

2016 EQUITY COMPENSATION PLAN

1.                Establishment and Purpose

1.1         The purpose of the Protagenic Therapeutics, Inc. 2016 Equity Compensation Plan (the “Plan”) is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in the development and financial success of the Company and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. The Company, by means of the Plan, seeks to retain the services of such eligible persons and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Subsidiaries.

1.2         The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Stock Units, Performance Shares, Performance Units, Incentive Bonus Awards, Other Cash-Based Awards and Other Stock-Based Awards. This Plan shall become effective upon the date set forth in Section 18.1 hereof.

2.                Definitions

Wherever the following capitalized terms are used in the Plan, they shall have the meanings specified below:

2.1          “Affiliate” means, with respect to a Person, a Person that directly or indirectly Controls, or is Controlled by, or is under common Control with, such Person.

2.2          “Applicable Law” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

2.3          “Award” means an award of a Stock Option, Stock Appreciation Right, Restricted Stock, Stock Unit, Performance Share, Performance Unit, Incentive Bonus Award, Other Cash-Based Award and/or Other Stock-Based Award granted under the Plan.

2.4         “Award Agreement” means either (i) a written or electronic agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award including any amendment or modification thereof, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan and need not be identical.

2.5         “Board” means the Board of Directors of the Company.

2.6         “Cause” means (i) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Company or its Affiliates public disgrace or disrepute, or materially and adversely affects the Company’s or its Affiliates’ operations or financial performance or the relationship the Company has with its customers, (ii) gross negligence or willful misconduct with respect to the Company or any of its Affiliates, including, without limitation fraud, embezzlement, theft or proven dishonesty in the course of his or her employment; (iii) refusal to perform any lawful, material obligation or fulfill any duty (other than any duty or obligation of the type described in clause (v) below) to the Company or its Affiliates (other than due to a Disability), which refusal, if curable, is not cured within 10 days after delivery of written notice thereof; (iv) material breach of any agreement with or duty owed to the Company or any of its Affiliates, which breach, if curable, is not cured within 10 days after the delivery of written notice thereof; or (v) any breach of any obligation or duty to the Company or any of its Affiliates (whether arising by statute, common law or agreement) relating to confidentiality, noncompetition, nonsolicitation or proprietary rights. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in that employment agreement, consulting agreement or other agreement.

2.7         “Change in Control” means, unless otherwise provided in an Award Agreement, the occurrence of any one of the following events:

(i)          any “person,” including a “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding the Company, any entity controlling, controlled by or under common control with the Company, any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any such entity, and, with respect to any particular Participant, the Participant and any “group” (as such term is used in Section 13(d)(3) of the Exchange Act) of which the Participant is a member), is or becomes the “beneficial owner” (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of either (A) the combined voting power of the Company’s then outstanding securities or (B) the then outstanding shares of Common Stock (in either such case other than as a result of an acquisition of securities directly from the Company); or

(ii)         any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the combined voting power of the securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any); or

(iii)              there shall occur (A) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by “persons” (as defined above) in substantially the same proportion as their ownership of the Company immediately prior to such sale or (B) the approval by stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or

(iv)              the members of the Board at the beginning of any consecutive 24-calendar-month period (the “Incumbent Directors”) cease for any reason other than due to death to constitute at least a majority of the members of the Board; provided that any Director whose election, or nomination for election by the Company’s stockholders, was approved or ratified by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such 24-calendar-month period, shall be deemed to be an Incumbent Director.

Notwithstanding the foregoing, no event or condition shall constitute a Change in Control to the extent that, if it were, a 20% tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Change in Control to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such 20% tax.

2.8           “Code” means the Internal Revenue Code of 1986, as amended. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.9           “Committee” means the committee of the Board delegated with the authority to administer the Plan, or the full Board, as provided in Section 3 of the Plan. With respect to any decision involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall consist of two or more directors of the Company who are “outside directors” within the meaning of Section 162(m) of the Code. With respect to any decision relating to a Reporting Person, the Committee shall consist solely of two or more directors who are disinterested within the meaning of Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision. The fact that a Committee member shall fail to qualify under any of these requirements shall not invalidate an Award if the Award is otherwise validly made under the Plan. The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without cause, and fill vacancies on the Committee however caused.

2.10          “Common Stock” means the Company’s Common Stock, par value $.0001 per share.

2.11          “Company” means Protagenic Therapeutics, Inc., a Delaware corporation, and any successor thereto as provided in Section 16.8.

2.12         “Control” means, as to any Person, the power to direct or cause the direction of the management and policies of such Person, or the power to appoint directors of the Company, whether through the ownership of voting securities, by contract or otherwise (the terms “Controlled by” and “under common Control with” shall have correlative meanings).

2.13         “Date of Grant” means the date on which an Award under the Plan is granted by the Committee, or such later date as the Committee may specify to be the effective date of an Award.

2.14         “Disability” means a Participant being considered “disabled” within the meaning of Section 409A of the Code and Treasury Regulation 1.409A-3(i)(4), as well as any successor regulation or interpretation.

2.15         “Effective Date” means the date set forth in Section 18.1 hereof.

2.16          “Eligible Person” means any person who is an employee, officer, director, consultant, advisor or other individual service provider of the Company or any Subsidiary, or any person who is determined by the Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any Subsidiary.

2.17         “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.18         “Fair Market Value” of a share of Common Stock shall be, as applied to a specific date, (i) the closing price of a share of Common Stock as of such date on the principal established stock exchange or national market system on which the Common Stock is then traded (or, if there is no trading in the Common Stock as of such date, the closing price of a share of Common Stock on the most recent date preceding such date on which trades of the Common Stock were recorded), or (ii) if the shares of Common Stock are not then traded on an established stock exchange or national market system but are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market as of such date (or, if there are no closing bid and asked prices for the shares of Common Stock as of such date, the average of the closing bid and the asked prices for the shares of Common Stock on the most recent date preceding such date on which such closing bid and asked prices are available on such over-the-counter market), or (iii) if the shares of Common Stock are not then listed on a national securities exchange or national market system or traded in an over-the-counter market, the price of a share of Common Stock as determined by the Committee in its discretion in a manner consistent with Section 409A of the Code and Treasury Regulation 1.409A-1(b)(5)(iv), as well as any successor regulation or interpretation.

2.19         “Fully Diluted” means, as applied to a specific date, the total number of shares of Common Stock outstanding as of such date, including preferred stock on an as-converted to common basis, plus the number of shares of Common Stock issuable upon the exercise of outstanding warrants, stock options and other awards exercisable for (or convertible into) Common Stock under an equity compensation plan of the Company.

2.20         “Incentive Bonus Award” means an Award granted under Section 12 of the Plan.

2.21         “Incentive Stock Option” means a Stock Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code and the regulations promulgated thereunder.

2.22          “Nonqualified Stock Option” means a Stock Option granted under Section 6 hereof that is not an Incentive Stock Option.

2.23         “Other Cash-Based Award” means a contractual right granted to an Eligible Person under Section 13 hereof entitling such Eligible Person to receive a cash payment at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.24         “Other Stock-Based Award” means a contractual right granted to an Eligible Person under Section 13 representing a notional unit interest equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions as are set forth in the Plan and the applicable Award Agreement.

2.25         “Participant” means any Eligible Person who holds an outstanding Award under the Plan.

2.26         “Person” shall mean any individual, partnership, firm, trust, corporation, limited liability company or other similar entity. When two or more Persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of Common Stock, such partnership, limited partnership, syndicate or group shall be deemed a “Person”

2.27         “Performance Measures” mean the measures of performance of the Company and its Subsidiaries as more fully described in Section 14 of the Plan and Exhibit A hereto.

2.28         “Performance Shares” means a contractual right granted to an Eligible Person under Section 10 hereof representing a notional unit interest equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.29         “Performance Unit” means a contractual right granted to an Eligible Person under Section 11 hereof representing a notional dollar interest as determined by the Committee to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.30         “Plan” means this Protagenic Therapeutics, Inc. 2016 Equity Compensation Plan, as it may be amended from time to time.

2.31         “Reporting Person” means an officer, director or greater than ten percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

2.32         “Restricted Stock Award” means a grant of shares of Common Stock to an Eligible Person under Section 8 hereof that are issued subject to such vesting and transfer restrictions and such other conditions as are set forth in the Plan and the applicable Award Agreement.

2.33         “Securities Act” means the Securities Act of 1933, as amended.

2.34         “Service” means a Participant’s employment or other service relationship with the Company or any Subsidiary.

2.35         “Stock Appreciation Right” means a contractual right granted to an Eligible Person under Section 7 hereof entitling such Eligible Person to receive a payment, upon the exercise of such right, in such amount and at such time, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.36         “Stock Option” means a contractual right granted to an Eligible Person under Section 6 hereof to purchase shares of Common Stock at such time and price, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.37         “Stock Unit Award” means a contractual right granted to an Eligible Person under Section 9 hereof representing notional unit interests equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.38         “Subsidiary” means an entity (whether or not a corporation) that is wholly or majority owned or controlled, directly or indirectly, by the Company; provided, however, that with respect to Incentive Stock Options, the term “Subsidiary” shall include only an entity that qualifies under section 424(f) of the Code as a “subsidiary corporation” with respect to the Company.

3.                Administration

3.1           Committee Members. The Plan shall be administered by the Committee; provided that the entire Board may act in lieu of the Committee on any matter, subject to Code Section 162(m) and 16b-3 Award requirements referred to in Section 2.9 of the Plan. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or employees of the Company or its Subsidiaries.

3.2           Committee Authority. The Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. Subject to the express limitations of the Plan, the Committee shall have authority in its discretion to determine the Eligible Persons to whom, and the time or times at which, Awards may be granted, the number of shares, units or other rights subject to each Award, the exercise, base or purchase price of an Award (if any), the time or times at which an Award will become vested, exercisable or payable, the performance criteria, performance goals and other conditions of an Award, the duration of the Award, and all other terms of the Award. Subject to the terms of the Plan, the Committee shall have the authority to amend the terms of an Award in any manner that is not inconsistent with the Plan (including to extend the post-termination exercisability period of Stock Options and Stock Appreciation Rights), provided that no such action shall adversely affect the rights of a Participant with respect to an outstanding Award without the Participant’s consent. The Committee shall also have discretionary authority to interpret the Plan, to make all factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration, including, without limitation, to correct any defect, to supply any omission or to reconcile any inconsistency in the Plan or any Award Agreement hereunder. The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Persons, whether or not such persons are similarly situated. The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or such attorneys, consultants, accountants or other advisors as it may select. All interpretations, determinations, and actions by the Committee shall be final, conclusive, and binding upon all parties.

3.3           No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement.  The Company and its Subsidiaries shall pay or reimburse any member of the Committee, as well as any other Person who takes action on behalf of the Plan, for all reasonable expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties on behalf of the Company with respect to the Plan.  The Company and its Subsidiaries may, but shall not be required to, obtain liability insurance for this purpose.

4.                Shares Subject to the Plans

4.1         Share Limitation.

(a)          Subject to adjustment pursuant to Section 4.1(b) and 4.2 hereof, the maximum aggregate number of shares of Common Stock which may be issued under all Awards granted to Participants under the Plan shall be 3,000,000 shares. All of the shares available pursuant to this Section 4.1(a) may, but need not, be issued in respect of Incentive Stock Options; provided, however, that the maximum aggregate number of shares of Common Stock which may be issued in respect of Incentive Stock Options (after giving effect to any increases pursuant to Section 4.1(b)(i) below) shall not exceed 6,000,000 shares, subject to adjustment pursuant to Section 4.2 hereof.

(b)          The number of shares of Common Stock available for issuance under the Plan shall automatically increase on January 1st of each year for a period of ten years commencing on January 1, 2017 and ending on (and including) January 1, 2026, in an amount equal to (i) five point five percent (5.5%) of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year, or (ii) with respect to shares of Common Stock which may be issued under the Plan other than in respect to Incentive Stock Options, the difference between (x) eighteen percent (18%) of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year, and (y) the total number of shares of Common Stock reserved under the Plan on December 31st of such preceding calendar year (including shares subject to outstanding Awards, issued pursuant to Awards or available for future Awards) if such amount is greater than the amount determined in (i) immediately above. Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year, to provide that there shall be no increase in the share reserve for such calendar year or that the increase in the share reserve for such calendar year shall be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.

(c)          Shares of Common Stock issued under the Plan may be either authorized but unissued shares or shares held in the Company’s treasury. Any shares of Common Stock subject to Awards that are settled in Common Stock shall be counted against the maximum share limitations of this Section 4.1 as one share of Common Stock for every share of Common Stock subject thereto, regardless of the number of shares of Common Stock actually issued to settle the Stock Option or Stock Appreciation Right upon exercise. To the extent that any Award under the Plan payable in shares of Common Stock is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, the shares of Common Stock covered thereby will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations. Shares of Common Stock that otherwise would have been issued upon the exercise of a Stock Option or in payment with respect to any other form of Award, that are surrendered in payment or partial payment of taxes required to be withheld with respect to the exercise of such Stock Option or the making of such payment, will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations.

4.2         Adjustments. If there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split, or other distribution with respect to the shares of Common Stock, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change, or any other change affecting the Common Stock, the Committee shall, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made in (i) the maximum numbers and kind of shares provided in Section 4.1 hereof, (ii) the numbers and kind of shares of Common Stock, units, or other rights subject to then outstanding Awards, (iii) the price for each share or unit or other right subject to then outstanding Awards, (iv) the performance measures or goals relating to the vesting of an Award and (v) any other terms of an Award that are affected by the event to prevent dilution or enlargement of a Participant’s rights under an Award. Notwithstanding the foregoing, in the case of Incentive Stock Options, any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of Section 424(a) of the Code.

5.                Participation and Awards

5.1         Designation of Participants. All Eligible Persons are eligible to be designated by the Committee to receive Awards and become Participants under the Plan. The Committee has the authority, in its discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted and the number of shares of Common Stock or units subject to Awards granted under the Plan. In selecting Eligible Persons to be Participants and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate.

5.2         Determination of Awards. The Committee shall determine the terms and conditions of all Awards granted to Participants in accordance with its authority under Section 3.2 hereof. An Award may consist of one type of right or benefit hereunder or of two or more such rights or benefits granted in tandem or in the alternative. To the extent deemed appropriate by the Committee, an Award shall be evidenced by an Award Agreement as described in Section 16.1 hereof.

6.                Stock Options

6.1         Grant of Stock Option. A Stock Option may be granted to any Eligible Person selected by the Committee. Subject to the provisions of Section 6.6 hereof and Section 422 of the Code, each Stock Option shall be designated, in the discretion of the Committee, as an Incentive Stock Option or as a Nonqualified Stock Option.

6.2          Exercise Price. The exercise price per share of a Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant, subject to adjustments as provided for under Section 4.2, provided that the Committee may in its discretion specify for any Stock Option an exercise price per share that is higher than the Fair Market Value on the Date of Grant.

6.3         Vesting of Stock Options. The Committee shall in its discretion prescribe the time or times at which, or the conditions upon which, a Stock Option or portion thereof shall become vested and/or exercisable. The requirements for vesting and exercisability of a Stock Option may be based on the continued Service of the Participant with the Company or a Subsidiary for a specified time period (or periods) and/or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its discretion, accelerate the vesting or exercisability of any Stock Option at any time. The Committee in its sole discretion may allow a Participant to exercise unvested Nonqualified Stock Options, in which case the shares of Common Stock then issued shall be Restricted Stock having analogous vesting restrictions to the unvested Nonqualified Stock Options.

6.4         Term of Stock Options. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Option may be exercised, provided that the maximum term of a Stock Option shall be ten (10) years from the Date of Grant. A Stock Option may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Service with the Company or any Subsidiary, including by reason of voluntary resignation, death, Disability, termination for Cause or any other reason. Except as otherwise provided in this Section 6 or in an Award Agreement as such agreement may be amended from time to time upon authorization of the Committee, no Stock Option may be exercised at any time during the term thereof unless the Participant is then in the Service of the Company or one of its Subsidiaries. Notwithstanding the foregoing, unless an Award Agreement provides otherwise:

(a)          If a Participant who holds a Stock Option incurs a termination of Service with the Company (including, if applicable, any of its Subsidiaries) by reason of his or her death, such Stock Option may, to the extent then exercisable, be exercised by such Participant’s estate or any person who acquires the right to exercise such Stock Option by bequest or inheritance at any time in accordance with its terms for up to one year after the date of such Participant’s death (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such one-year period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.

(b)          If a Participant who holds a Stock Option incurs a termination of Service with the Company (including, if applicable, any of its Subsidiaries) by reason of his or her Disability, such Stock Option may, to the extent then exercisable, be exercised by the Participant or his or her personal representative at any time in accordance with its terms for up to one year after the date of such Participant’s termination of Service (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such one-year period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.

(c)          If a Participant who holds a Stock Option incurs a termination of Service with the Company (including, if applicable, any of its Subsidiaries) for any reason other than death, Disability or Cause, such Stock Option may, to the extent then exercisable, be exercised up until ninety (90) days following such termination of Service (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such 90-day period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.

6.5         Stock Option Exercise. Subject to such terms and conditions as shall be specified in an Award Agreement, a Stock Option may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company, and payment of the aggregate exercise price by certified or bank check, or such other means as the Committee may accept. As set forth in an Award Agreement or otherwise determined by the Committee, in its sole discretion, at or after grant, payment in full or in part of the exercise price of an Option may be made: (i) in the form of shares of Common Stock that have been held by the Participant for such period as the Committee may deem appropriate for accounting purposes or otherwise, valued at the Fair Market Value of such shares on the date of exercise; (ii) by surrendering to the Company shares of Common Stock otherwise receivable on exercise of the Option; (iii) by a cashless exercise program implemented by the Committee in connection with the Plan; and/or (iv) by such other method as may be approved by the Committee and set forth in an Award Agreement. Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment of the exercise price and satisfaction of any applicable tax withholding pursuant to Section 17.5, the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount based upon the number of shares of Common Stock purchased under the Option. Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars or shares of Common Stock, as applicable.

6.6         Additional Rules for Incentive Stock Options.

(a)          Eligibility.     An Incentive Stock Option may only be granted to an Eligible Person who is considered an employee under Treasury Regulation §1.421-7(h) of the Company or any Subsidiary.

(b)          Annual Limits.     No Incentive Stock Option shall be granted to an Eligible Person as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the stock with respect to which Incentive Stock Options are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any Subsidiary would exceed $100,000, determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking Incentive Stock Options into account in the order in which granted.

(c)          Ten Percent Stockholders.     If a Stock Option granted under the Plan is intended to be an Incentive Stock Option, and if the Participant, at the time of grant, owns stock possessing ten percent or more of the total combined voting power of all classes of Common Stock of the Company or any Subsidiary, then (A) the Stock Option exercise price per share shall in no event be less than 110% of the Fair Market Value of the Common Stock on the date of such grant and (B) such Stock Option shall not be exercisable after the expiration of five (5) years following the date such Stock Option is granted.

(d)               Termination of Employment.     An Award of an Incentive Stock Option shall provide that such Stock Option may be exercised not later than three (3) months following termination of employment of the Participant with the Company and all Subsidiaries, or not later than one (1) year following death or a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as and to the extent determined by the Committee to be necessary to comply with the requirements of Section 422 of the Code.

(e)               Disqualifying Dispositions.     If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two (2) years following the Date of Grant or one (1) year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

7.                Stock Appreciation Rights

7.1           Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Eligible Person selected by the Committee. Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event.

7.2           Base Price. The base price of a Stock Appreciation Right shall be determined by the Committee in its sole discretion; provided, however, that the base price for any grant of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant, subject to adjustments as provided for under Section 4.2.

7.3           Vesting Stock Appreciation Rights. The Committee shall in its discretion prescribe the time or times at which, or the conditions upon which, a Stock Appreciation Right or portion thereof shall become vested and/or exercisable. The requirements for vesting and exercisability of a Stock Appreciation Right may be based on the continued Service of a Participant with the Company or a Subsidiary for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its discretion, accelerate the vesting or exercisability of any Stock Appreciation Right at any time.

7.4           Term of Stock Appreciation Rights. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Appreciation Right may be exercised, provided that the maximum term of a Stock Appreciation Right shall be ten (10) years from the Date of Grant. A Stock Appreciation Right may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Service with the Company or any Subsidiary, including by reason of voluntary resignation, death, Disability, termination for Cause or any other reason. Except as otherwise provided in this Section 7 or in an Award Agreement as such agreement may be amended from time to time upon authorization of the Committee, no Stock Appreciation Right may be exercised at any time during the term thereof unless the Participant is then in the Service of the Company or one of its Subsidiaries.

7.5           Payment of Stock Appreciation Rights. Subject to such terms and conditions as shall be specified in an Award Agreement, a vested Stock Appreciation Right may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company and payment of any exercise price. Upon the exercise of a Stock Appreciation Right and payment of any applicable exercise price, a Participant shall be entitled to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised. Payment of the amount determined under the immediately preceding sentence may be made, as approved by the Committee and set forth in the Award Agreement, in shares of Common Stock valued at their Fair Market Value on the date of exercise, in cash, or in a combination of shares of Common Stock and cash, subject to applicable tax withholding requirements set forth in Section 17.5. If Stock Appreciation Rights are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

8.                Restricted Stock Awards

8.1           Grant of Restricted Stock Awards. A Restricted Stock Award may be granted to any Eligible Person selected by the Committee. The Committee may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award. The Committee may provide in an Award Agreement for the payment of dividends and distributions to the Participant at such times as paid to stockholders generally or at the times of vesting or other payment of the Restricted Stock Award. If any dividends or distributions are paid in stock while a Restricted Stock Award is subject to restrictions under Section 8.3 of the Plan or Code Section 162(m), the dividends or other distributions shares shall be subject to the same restrictions on transferability as the shares of Common Stock to which they were paid unless otherwise set forth in the Award Agreement. The Committee may also subject the grant of any Restricted Stock Award to the execution of a voting agreement with the Company or with any Affiliate of the Company.

8.2           Vesting Requirements. The restrictions imposed on shares of Common Stock granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement. Upon vesting of a Restricted Stock Award, such Award shall be subject to the tax withholding requirement set forth in Section 17.5. The requirements for vesting of a Restricted Stock Award may be based on the continued Service of the Participant with the Company or its Subsidiaries for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its discretion, accelerate the vesting of a Restricted Stock Award at any time. If the vesting requirements of a Restricted Stock Award shall not be satisfied, the Award shall be forfeited and the shares of Common Stock subject to the Award shall be returned to the Company. In the event that the Participant paid any purchase price with respect to such forfeited shares, unless otherwise provided by the Committee in an Award Agreement, the Company will refund to the Participant the lesser of (i) such purchase price and (ii) the Fair Market Value of such shares on the date of forfeiture.

8.3           Restrictions. Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. The Committee may require in an Award Agreement that certificates representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired.

8.4           Rights as Stockholder. Subject to the foregoing provisions of this Section 8 and the applicable Award Agreement, the Participant to whom a Restricted Stock Award is made shall have all rights of a stockholder with respect to the shares granted to the Participant under the Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto, unless the Committee determines otherwise at the time the Restricted Stock Award is granted.

8.5           Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within 30 days following the Date of Grant, a copy of such election with the Company (directed to the Secretary thereof) and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code.

9.                Stock Unit Awards

9.1           Grant of Stock Unit Awards. A Stock Unit Award may be granted to any Eligible Person selected by the Committee. The value of each stock unit under a Stock Unit Award is equal to the Fair Market Value of the Common Stock on the applicable date or time period of determination, as specified by the Committee. A Stock Unit Award shall be subject to such restrictions and conditions as the Committee shall determine. A Stock Unit Award may be granted together with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which may be accumulated and may be deemed reinvested in additional stock units, as determined by the Committee in its discretion. If any dividend equivalents are paid while a Stock Unit Award is subject to restrictions under Section 9 of the Plan or Code Section 162(m), the dividend equivalents shall be subject to the same restrictions on transferability as the Stock Units to which they were paid, unless otherwise set forth in the Award Agreement.

9.2           Vesting of Stock Unit Awards. On the Date of Grant, the Committee shall, in its discretion, determine any vesting requirements with respect to a Stock Unit Award, which shall be set forth in the Award Agreement. The requirements for vesting of a Stock Unit Award may be based on the continued Service of the Participant with the Company or its Subsidiaries for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its discretion, accelerate the vesting of a Stock Unit Award at any time. A Stock Unit Award may also be granted on a fully vested basis, with a deferred payment date as may be determined by the Committee or elected by the Participant in accordance with rules established by the Committee.

9.3           Payment of Stock Unit Awards. A Stock Unit Award shall become payable to a Participant at the time or times determined by the Committee and set forth in the Award Agreement, which may be upon or following the vesting of the Award. Payment of a Stock Unit Award may be made, at the discretion of the Committee, in cash or in shares of Common Stock, or in a combination thereof as described in the Award Agreement, subject to applicable tax withholding requirements set forth in Section 17.5. Any cash payment of a Stock Unit Award shall be made based upon the Fair Market Value of the Common Stock, determined on such date or over such time period as determined by the Committee. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, any Stock Unit, whether settled in Common Stock or cash, shall be paid no later than two and one-half months after the later of the calendar year or fiscal year in which the Stock Units vest. If Stock Unit Awards are settled in shares of Common Stock, then as soon as practicable following the date of settlement, the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

10.              Performance Shares

10.1         Grant of Performance Shares. Performance Shares may be granted to any Eligible Person selected by the Committee. A Performance Share Award shall be subject to such restrictions and condition as the Committee shall specify. A Performance Share Award may be granted with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which may be accumulated and may be deemed reinvested in additional stock units, as determined by the Committee in its discretion.

10.2         Value of Performance Shares. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Date of Grant. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met over a specified time period, shall determine the number of Performance Shares that shall be paid to a Participant.

10.3         Earning of Performance Shares. After the applicable time period has ended, the number of Performance Shares earned by the Participant over such time period shall be determined as a function of the extent to which the applicable corresponding performance goals have been achieved. This determination shall be made solely by the Committee. The Committee may, in its discretion, waive any performance or vesting conditions relating to a Performance Share Award.

10.4         Form and Timing of Payment of Performance Shares. The Committee shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Shares in the form of cash or in shares of Common Stock or in a combination thereof, as specified in a Participant’s Award Agreement, subject to applicable tax withholding requirements set forth in Section 17.5. Notwithstanding the foregoing, unless otherwise specified in an Award Agreement, all Performance Shares shall be paid no later than two and one-half months following the later of the calendar year or fiscal year in which such Performance Shares vest. Any shares of Common Stock paid to a Participant under this Section 10.4 may be subject to any restrictions deemed appropriate by the Committee. If Performance Shares are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

11.              Performance Units

11.1         Grant of Performance Units. Performance Units may be granted to any Eligible Person selected by the Committee. A Performance Unit Award shall be subject to such restrictions and condition as the Committee shall specify in a Participant’s Award Agreement.

11.2         Value of Performance Units. Each Performance Unit shall have an initial notional value equal to a dollar amount determined by the Committee, in its sole discretion. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met over a specified time period, will determine the number of Performance Units that shall be settled and paid to the Participant.

11.3         Earning of Performance Units. After the applicable time period has ended, the number of Performance Units earned by the Participant, and the amount payable in cash, in shares or in a combination thereof, over such time period shall be determined as a function of the extent to which the applicable corresponding performance goals have been achieved. This determination shall be made solely by the Committee. The Committee may, in its discretion, waive any performance or vesting conditions relating to a Performance Unit Award.

11.4         Form and Timing of Payment of Performance Units. The Committee shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Units in the form of cash or in shares of Common Stock or in a combination thereof, as specified in a Participant’s Award Agreement, subject to applicable tax withholding requirements set forth in Section 17.5. Notwithstanding the foregoing, unless otherwise specified in an Award Agreement, all Performance Units shall be paid no later than two and one-half months following the later of the calendar year or fiscal year in which such Performance Units vest. Any shares of Common Stock paid to a Participant under this Section 11.4 may be subject to any restrictions deemed appropriate by the Committee. If Performance Units are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

12.              Incentive Bonus Awards

12.1         Incentive Bonus Awards. The Committee, at its discretion, may grant Incentive Bonus Awards to such Participants as it may designate from time to time. The terms of a Participant’s Incentive Bonus Award shall be set forth in the Participant’s Award Agreement. Each Award Agreement shall specify such general terms and conditions as the Committee shall determine.

12.2         Incentive Bonus Award Performance Criteria. The determination of Incentive Bonus Awards for a given year or years may be based upon the attainment of specified levels of Company or Subsidiary performance as measured by pre-established, objective performance criteria determined at the discretion of the Committee, including any or all of the Performance Measures set forth in Exhibit A hereto. The Committee shall (i) select those Participants who shall be eligible to receive an Incentive Bonus Award, (ii) determine the performance period, (iii) determine target levels of performance, and (iv) determine the level of Incentive Bonus Award to be paid to each selected Participant upon the achievement of each performance level. The Committee generally shall make the foregoing determinations prior to the commencement of services to which an Incentive Bonus Award relates (or for Incentive Bonus Awards intended to satisfy Code Section 162(m), within the permissible time period established for exemption under Code Section 162(m) and the regulations promulgated thereunder), to the extent applicable, and while the outcome of the performance goals and targets is uncertain.

12.3         Payment of Incentive Bonus Awards.

(a) Incentive Bonus Awards shall be paid in cash or Common Stock, as set forth in a Participant’s Award Agreement. Payments shall be made following a determination by the Committee that the performance targets were attained and shall be made within two and one-half months after the later of the end of the fiscal or calendar year in which the Incentive Award is no longer subject to a substantial risk of forfeiture.

(b) The amount of an Incentive Bonus Award to be paid upon the attainment of each targeted level of performance shall equal a percentage of a Participant’s base salary for the fiscal year, a fixed dollar amount, or such other formula, as determined by the Committee.

13.              Other Cash-Based Awards and Other Stock-Based Awards

13.1         Other Cash-Based and Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual shares of Common Stock to a Participant, or payment in cash or otherwise of amounts based on the value of shares of Common Stock. In addition, the Committee, at any time and from time to time, may grant Cash-Based Awards to a Participant in such amounts and upon such terms as the Committee shall determine, in its sole discretion.

13.2         Value of Cash-Based Awards and Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of shares of Common Stock or units based on shares of Common Stock, as determined by the Committee, in its sole discretion. Each Other Cash-Based Award shall specify a payment amount or payment range as determined by the Committee, in its sole discretion. If the Committee exercises its discretion to establish performance goals, the value of Other Cash-Based Awards that shall be paid to the Participant will depend on the extent to which such performance goals are met.

13.3         Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to Other Cash-Based Awards and Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.

14.              Code Section 162(m) Awards

14.1         Awards Granted Under Code Section 162(m). The Committee, at its discretion, may designate that a Restricted Stock, Stock Unit, Performance Share, Performance Unit, Incentive Bonus, Other Stock Award or Other Cash Award shall be granted as a Code Section 162(m) Award. Such an Award must comply with the following additional requirements, which shall control over any other provision that pertains to such Award.

14.2        Performance Measures.

(a)          Each Code Section 162(m) Award shall be based upon the attainment of specified levels of pre-established, objective Performance Measures that are intended to satisfy the performance based compensation exemption requirements of Code Section 162(m) and the regulations promulgated thereunder. Further, at the discretion of the Committee, an Award also may be subject to goals and restrictions in addition to the Performance Measures.

(b)          “Performance Measures” means the measures of performance of the Company and its Subsidiaries used to determine a Participant’s entitlement to an Award under the Plan. Such performance measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures shall be calculated in accordance with generally accepted accounting principles to the extent applicable, but, unless otherwise determined by the Committee, prior to the accrual or payment of any Award under this Plan for the same performance period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the performance goals. Performance Measures shall be based on one or more of the criteria set forth in Exhibit A which is hereby incorporated by reference, as determined by the Committee.

(c)          For each Code Section 162(m) Award, the Committee shall (i) select the Participant who shall be eligible to receive a Code Section 162(m) Award, (ii) determine the applicable performance period, (iii) determine the target levels of the Company or Subsidiary Performance Measures, and (iv) determine the number of shares of Common Stock or cash or other property (or combination thereof) subject to an Award to be paid to each selected Participant. The Committee shall make the foregoing determinations prior to the commencement of services to which an Award relates (or within the permissible time period established under Code Section 162(m)) and while the outcome of the performance goals and targets is uncertain.

14.3        Attainment of Code Section 162(m) Goals.

(a)          After each performance period, the Committee shall certify in writing (which may include the written minutes for any meeting of the Committee): (i) if the Company has attained the performance targets, and (ii) the number of shares pursuant to the Award that are to become freely transferable, if applicable, or the cash or other property payable under the Award. The Committee shall have no discretion to waive all or part of the conditions, goals and restrictions applicable to the receipt of full or partial payment of an Award except in the case of a Change in Control of the Corporation or the death or Disability of a Participant.

(b)          Notwithstanding the foregoing, the Committee may, in its discretion, reduce any Award based on such factors as may be determined by the Committee, including, without limitation, a determination by the Committee that such a reduction is appropriate in light of pay practices of competitors, or the performance of the Company, a Subsidiary or a Participant relative to the performance of competitors, or performance with respect to the Company’s strategic business goals.

14.4         Individual Participant Limitations. Subject to adjustment as provided in Section 4.2, with respect to Awards intended to be Code Section 162(m) Awards and Stock Option and Stock Appreciation Rights Awards intended to be exempt from the deductibility limitation in Code Section 162(m), (i) no Participant in any one fiscal year of the Company may be granted (x) Stock Options or Stock Appreciation Rights with respect to more than 3,000,000 shares of Common Stock in the aggregate, and (y) Restricted Stock, Stock Units, Performance Shares Awards, Incentive Bonus Awards and Other Stock Based Awards that are denominated in shares of Common Stock with respect to more than 3,000,000 shares in the aggregate, and (ii) the maximum dollar value payable to any Participant in any one (1) fiscal year of the Company with respect to Stock Units, Performance Units or Incentive Bonus Awards or Other Stock-Based Awards that may be settled in cash or other property (other than Common Stock) is $3,000,000. If an Award is cancelled, the cancelled Award shall continue to be counted towards the applicable limitations.

15.              Change in Control

15.1        Effect of Change in Control.

(a)          The Committee may, at the time of the grant of an Award and as set forth in an Award Agreement, provide for the effect of a “Change in Control” on an Award. Such provisions may include any one or more of the following: (i) the acceleration or extension of time periods for purposes of exercising, vesting in, or realizing gain from any Award, (ii) the elimination or modification of performance or other conditions related to the payment or other rights under an Award, (iii) provision for the cash settlement of an Award for an equivalent cash value, as determined by the Committee, or (iv) such other modification or adjustment to an Award as the Committee deems appropriate to maintain and protect the rights and interests of Participants upon or following a Change in Control. To the extent necessary for compliance with Section 409A of the Code, an Award Agreement shall provide that an Award subject to the requirements of Section 409A that would otherwise become payable upon a Change in Control shall only become payable to the extent that the requirements for a “change in control” for purposes of Section 409A have been satisfied.

(b)               Notwithstanding anything to the contrary set forth in the Plan, unless otherwise provided by an Award Agreement, upon or in anticipation of any Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control: (i) cause any or all outstanding Stock Options and Stock Appreciation Rights held by Participants affected by the Change in Control to become vested and immediately exercisable, in whole or in part; (ii) cause any or all outstanding Restricted Stock, Stock Units, Performance Shares, Performance Units, Incentive Bonus Award and any other Award held by Participants affected by the Change in Control to become non-forfeitable, in whole or in part; (iii) cancel any Stock Option or Stock Appreciation Right in exchange for a substitute option in a manner consistent with the requirements of Treasury Regulation. §1.424-1(a) (notwithstanding the fact that the original Stock Option may never have been intended to satisfy the requirements for treatment as an Incentive Stock Option); (iv) cancel any Restricted Stock, Stock Units, Performance Shares or Performance Units held by a Participant in exchange for restricted stock or performance shares of or stock or performance units in respect of the capital stock of any successor corporation; (v) redeem any Restricted Stock held by a Participant affected by the Change in Control for cash and/or other substitute consideration with a value equal to the Fair Market Value of an unrestricted share of Common Stock on the date of the Change in Control; (vi) cancel any Stock Option or Stock Appreciation Right held by a Participant affected by the Change in Control in exchange for cash and/or other substitute consideration with a value equal to (A) the number of shares of Common Stock subject to that Stock Option or Stock Appreciation Right, multiplied by (B) the difference, if any, between the Fair Market Value per share of Common Stock on the date of the Change in Control and the exercise price of that Stock Option or Stock Appreciation Right; provided, that if the Fair Market Value per share of Common Stock on the date of the Change in Control does not exceed the exercise price of any such Stock Option or Stock Appreciation Right, the Committee may cancel that Stock Option or Stock Appreciation Right without any payment of consideration therefor; (vii) cancel any Stock Unit or Performance Unit held by a Participant affected by the Change in Control in exchange for cash and/or other substitute consideration with a value equal to the Fair Market Value per share of Common Stock on the date of the Change in Control (provided that such cancelation and exchange does not violate Section 409A of the Code); or (ix) make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate.

16.              General Provisions

16.1         Award Agreement. To the extent deemed necessary by the Committee, an Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth the number of shares of Common Stock or units subject to the Award, the exercise price, base price, or purchase price of the Award, the time or times at which an Award will become vested, exercisable or payable and the term of the Award. The Award Agreement may also set forth the effect on an Award of termination of Service under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and may also set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement.

16.2         Forfeiture Events/Representations. The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of Service for Cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company. The Committee may also specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be conditioned upon the Participant making a representation regarding compliance with noncompetition, confidentiality or other restrictive covenants that may apply to the Participant and providing that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment on account of a breach of such representation. In addition and without limitation of the foregoing, any amounts paid hereunder shall be subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any “clawback” policy adopted by the Company or as is otherwise required by applicable law or stock exchange listing condition.

16.3        No Assignment or Transfer; Beneficiaries.

(a)          Awards under the Plan shall not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. Notwithstanding the foregoing, the Committee may provide in an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death. During the lifetime of a Participant, an Award shall be exercised only by such Participant or such Participant’s guardian or legal representative. In the event of a Participant’s death, an Award may, to the extent permitted by the Award Agreement, be exercised by the Participant’s beneficiary as designated by the Participant in the manner prescribed by the Committee or, in the absence of an authorized beneficiary designation, by the legatee of such Award under the Participant’s will or by the Participant’s estate in accordance with the Participant’s will or the laws of descent and distribution, in each case in the same manner and to the same extent that such Award was exercisable by the Participant on the date of the Participant’s death.

(b)               Limited Transferability Rights. Notwithstanding anything else in this Section 16.3 to the contrary, the Committee may in its discretion provide in an Award Agreement that an Award in the form of a Nonqualified Stock Option, share-settled Stock Appreciation Right, Restricted Stock, Performance Share or share-settled Other Stock-Based Award may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

16.4         Rights as Stockholder. A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of such securities. Except as provided in Section 4.2 hereof, no adjustment or other provision shall be made for dividends or other stockholder rights, except to the extent that the Award Agreement provides for dividend payments or dividend equivalent rights.

16.5         Employment or Service. Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person or Participant any right to continue in the Service of the Company or any of its Subsidiaries, or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the employment or other service relationship of an Eligible Person or Participant for any reason at any time.

16.6         Fractional Shares. In the case of any fractional share or unit resulting from the grant, vesting, payment or crediting of dividends or dividend equivalents under an Award, the Committee shall have the discretionary authority to (i) disregard such fractional share or unit, (ii) round such fractional share or unit to the nearest lower or higher whole share or unit, or (iii) convert such fractional share or unit into a right to receive a cash payment.

16.7         Other Compensation and Benefit Plans. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or any Subsidiary, including, without limitation, under any bonus, pension, profit-sharing, life insurance, salary continuation or severance benefits plan, except to the extent specifically provided by the terms of any such plan.

16.8         Plan Binding on Transferees. The Plan shall be binding upon the Company, its transferees and assigns, and the Participant, the Participant’s executor, administrator and permitted transferees and beneficiaries. In addition, all obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

16.9         Foreign Jurisdictions. The Committee may adopt, amend and terminate such arrangements and grant such Awards, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to comply with any tax, securities, regulatory or other laws of other jurisdictions with respect to Awards that may be subject to such laws. The terms and conditions of such Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of the Plan, not inconsistent with the intent of the Plan, as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose.

16.10         Substitute Awards in Corporate Transactions. Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Any shares of Common Stock subject to these substitute Awards shall not be counted against any of the maximum share limitations set forth in the Plan.

17.              Legal Compliance

17.1         Securities Laws. No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act, as amended, under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired only for investment purposes and without any current intention to sell or distribute such shares. All Common Stock issued pursuant to the terms of this Plan shall constitute “restricted securities,” as that term is defined in Rule 144 promulgated pursuant to the Securities Act, and may not be transferred except in compliance herewith and with the registration requirements of the Securities Act or an exemption therefrom. Certificates representing Common Stock acquired pursuant to an Award may bear such legend as the Company may consider appropriate under the circumstances. If an Award is made to an Eligible Person who is subject to Chinese jurisdiction, and approval of the Award by China’s State Administration of Foreign Exchange is needed, the Award may be converted to cash or other equivalent amount if and to the extent that such approval is not obtained.

17.2         Incentive Arrangement. The Plan is designed to provide an on-going, pecuniary incentive for Participants to produce their best efforts to increase the value of the Company. The Plan is not intended to provide retirement income or to defer the receipt of payments hereunder to the termination of a Participant’s employment or beyond. The Plan is thus intended not to be a pension or welfare benefit plan that is subject to Employee Retirement Income Security Act of 1974 (“ERISA”), and shall be construed accordingly. All interpretations and determinations hereunder shall be made on a basis consistent with the Plan’s status as not an employee benefit plan subject to ERISA.

17.3         Unfunded Plan. The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. Notwithstanding the foregoing, the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company’s creditors or otherwise, to discharge its obligations under the Plan.

17.4         Section 409A Compliance. To the extent applicable, it is intended that the Plan and all Awards hereunder comply with the requirements of Section 409A of the Code or an exemption thereto, and the Plan and all Award Agreements shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A of the Code. Notwithstanding anything in the Plan or an Award Agreement to the contrary, in the event that any provision of the Plan or an Award Agreement is determined by the Committee, in its sole discretion, to not comply with the requirements of Section 409A of the Code or an exemption thereto, the Committee shall, in its sole discretion, have the authority to take such actions and to make such interpretations or changes to the Plan or an Award Agreement as the Committee deems necessary, regardless of whether such actions, interpretations, or changes shall adversely affect a Participant, subject to the limitations, if any, of applicable law. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on any Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

17.5        Tax Withholding.

(a)          The Company shall have the power and the right to deduct or withhold, or require a participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan, but in no event shall such deduction or withholding or remittance exceed the minimum statutory withholding requirements. Notwithstanding the foregoing, if a minimum statutory amount of withholding does not apply under the laws of any foreign jurisdiction, the Company may withhold such amount for remittance to the applicable taxing authority of such jurisdiction as the Company determines in its discretion, uniformly applied, to be appropriate.

(b)               A Participant may, in order to fulfill the withholding obligation, tender previously-acquired shares of Common Stock or have shares of stock withheld from the exercise, provided that the shares have an aggregate Fair Market Value sufficient to satisfy in whole or in part the applicable withholding taxes. The broker-assisted exercise procedure described in Section 6.5 may also be utilized to satisfy the withholding requirements related to the exercise of a Stock Option.

(c)               Notwithstanding the foregoing, a Participant may not use shares of Common Stock to satisfy the withholding requirements to the extent that (i) there is a substantial likelihood that the use of such form of payment or the timing of such form of payment would subject the Participant to a substantial risk of liability under Section 16 of the Exchange Act; or (ii) such withholding would constitute a violation of the provisions of any law or regulation (including the Sarbanes-Oxley Act of 2002).

17.6             No Guarantee of Tax Consequences. Neither the Company, the Board, the Committee nor any other Person make any commitment or guarantee that any federal, state, local or foreign tax treatment will apply or be available to any Participant or any other person hereunder.

17.7             Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

17.8             Stock Certificates; Book Entry Form. Notwithstanding any provision of the Plan to the contrary, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, any obligation set forth in the Plan pertaining to the delivery or issuance of stock certificates evidencing shares of Common Stock may be satisfied by having issuance and/or ownership of such shares recorded on the books and records of the Company (or, as applicable, its transfer agent or stock plan administrator).

17.9             Governing Law. The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws, and to applicable Federal securities laws.

18.              Effective Date, Amendment and Termination

18.1         Effective Date. The effective date of the Plan shall be the date on which the Plan is approved by the requisite percentage of the holders of the Common Stock of the Company; provided, however, that Awards granted under the Plan subsequent to the approval of the Plan by the Board shall be valid if such stockholder approval occurs within one year of the date on which such Board approval occurs.

18.2         Amendment; Termination. The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable or in the best interests of the Company or any Subsidiary; provided, however, that (a) no such amendment, suspension or termination shall materially and adversely affect the rights of any Participant under any outstanding Awards, without the consent of such Participant, (b) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (c) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares of Common Stock available for issuance under the Plan, or (ii) changes the persons or class of persons eligible to receive Awards. The Plan will continue in effect until terminated in accordance with this Section 18.2; provided, however, that no Award will be granted hereunder on or after the 10th anniversary of the date of the Plan’s initial adoption by the Board; but provided further, that Awards granted prior to such 10th anniversary may extend beyond that date.

INITIAL BOARD APPROVAL: March 25, 2016, Effective Following Name Corporate Name Change from Atrinsic, Inc. to Protagenic Therapeutics, Inc., and Stockholder Approval

INITIAL STOCKHOLDER APPROVAL: 6/17/2016

EXHIBIT A

PERFORMANCE MEASURES

Code Section 162(m) Awards shall be based on the attainment of objective performance goals that are established by the Committee and relate to one or more Performance Measures, in each case on specified date or over any period, up to 10 years, as determined by the Committee.

“Performance Measures” means the following business criteria (or any combination thereof) with respect to one or more of the Company, any Subsidiary or any division or operating unit thereof:

•  pre-tax income,

•  after-tax income,

•  net income (meaning net income as reflected in the Company’s financial reports for the applicable period, on an aggregate, diluted and/or per share basis, or economic net income),

•  operating income or profit,

•  cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital,

•  earnings per share (basic or diluted),

•  return on equity,

•  returns on sales or revenues,

•  return on invested capital or assets (gross or net),

•  cash, funds or earnings available for distribution,

•  appreciation in the fair market value of the Common Stock,

•  operating expenses,

•  implementation or completion of critical projects or processes,

•  return on investment,

•  total return to stockholders (meaning the aggregate Common Stock price appreciation and dividends paid (assuming full reinvestment of dividends) during the applicable period),

•  net earnings growth,

•  return measures (including but not limited to return on assets, capital, equity, or sales),

•  increase in revenues,

•  the Company’s published ranking against its peer group of pharmaceutical companies based on total stockholder return,

•  net earnings,

•  changes (or the absence of changes) in the per share price of the Company’s Common Stock,

•  clinical or regulatory milestones,

·Earnings before or after any one or more of the following items: interest, taxes, depreciation or amortization, as reflected in the Company’s financial reports for the applicable period,

·Total revenue growth (meaning the increase in total revenues after the date of grant of an award and during the applicable period, as reflected in the Company’s financial reports for the applicable period),

·Economic value created,

·Operating margin or profit margin,

•Share price or total shareholder return,

•Cost targets, reductions and savings, productivity and efficiencies,

•Strategic business criteria, consisting of one or more objectives based on meeting objectively determinable criteria: specified market penetration, geographic business expansion, investor satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons,

•Objectively determinable personal or professional objectives, including any of the following performance goals: the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions, and

•Any combination of, or a specified increase or improvement in, any of the foregoing.

Where applicable, the Performance Measures may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, a Subsidiary or affiliate, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee.

The Performance Measures may include a threshold level of performance below which no payment shall be made (or no vesting shall occur), levels of performance at which specified payments shall be made (or specified vesting shall occur), and a maximum level of performance above which no additional payment shall be made (or at which full vesting shall occur).

Except as otherwise expressly provided, all financial terms are used as defined under Generally Accepted Accounting Principles (“GAAP”) and all determinations shall be made in accordance with GAAP, as applied by the Company in the preparation of its periodic reports to stockholders.

To the extent permitted by Section 162(m) of the Code, unless the Committee provides otherwise at the time of establishing the performance goals, for each fiscal year of the Company, the Committee shall have the authority to make equitable adjustments to the Performance Measures in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or affiliate or the financial statements of the Company or any Subsidiary or affiliate and may provide for objectively determinable adjustments, as determined in accordance with GAAP, to any of the Performance Measures described above for one or more of the items of gain, loss, profit or expense: (A) determined to be extraordinary or unusual in nature or infrequent in occurrence, (B) related to the disposal of a segment of a business, (C) related to a change in accounting principle under GAAP or a change in applicable laws or regulations, (D) related to discontinued operations that do not qualify as a segment of a business under GAAP, and (E) attributable to the business operations of any entity acquired by the Company during the fiscal year.

SPECIAL MEETING OF SHAREHOLDERS OF

ATRINSIC, INC.

June 17, 2016

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at - http://www/astproxyportal.com/ast/16786

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

   Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 THROUGH 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
1.	APPROVAL OF PROPOSAL TO AMEND AND RESTATE THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECTUATE A 1-FOR-15,463.7183 REVERSE STOCK SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF COMMON STOCK.	☐	☐	☐	3.	APPROVAL OF THE ADOPTION OF THE COMPANY’S 2016 EQUITY COMPENSATION PLAN.	☐	☐	☐

					4.	RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING 2016.	☐	☐	☐

2.	APPROVAL OF PROPOSAL TO AMEND AND RESTATE THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECREASE THE AUTHORIZED COMMON STOCK OF THE COMPANY FROM 100,000,000,000 SHARES TO 100,000,000 SHARES, TO INCREASE THE PAR VALUE OF THE COMPANY’S COMMON STOCK FROM $0.000001 PER SHARE TO $0.0001 PER SHARE AND TO DECREASE THE AUTHORIZED PREFERRED STOCK OF THE COMPANY FROM 5,000,000,000 SHARES TO 20,000,000 SHARES.	☐	☐	☐	5.

APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE MEETING TO ADOPT ONE OR MORE OF THE FOREGOING PROPOSALS.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1 through 5.

	To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐		MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.			☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:
Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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ATRINSIC, INC.

Proxy for Special Meeting of Shareholders on June 17, 2016

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Garo Armen and Alexander Arrow, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Special Meeting of Shareholders of Atrinsic, Inc., to be held June 17, 2016 at 149 Fifth Avenue, Suite 500, New York, New York 10010, and at any adjournments or postponements there-of, as follows:

(Continued and to be signed on the reverse side.)

14475

SPECIAL MEETING OF SHAREHOLDERS OF

ATRINSIC, INC.

June 17, 2016

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Special Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at - http://www/astproxyportal.com/ast/16786

   Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 THROUGH 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
1.	APPROVAL OF PROPOSAL TO AMEND AND RESTATE THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECTUATE A 1-FOR-15,463.7183 REVERSE STOCK SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF COMMON STOCK.	☐	☐	☐	3.	APPROVAL OF THE ADOPTION OF THE COMPANY’S 2016 EQUITY COMPENSATION PLAN.	☐	☐	☐

					4.	RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING 2016.	☐	☐	☐

2.	APPROVAL OF PROPOSAL TO AMEND AND RESTATE THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECREASE THE AUTHORIZED COMMON STOCK OF THE COMPANY FROM 100,000,000,000 SHARES TO 100,000,000 SHARES, TO INCREASE THE PAR VALUE OF THE COMPANY’S COMMON STOCK FROM $0.000001 PER SHARE TO $0.0001 PER SHARE AND TO DECREASE THE AUTHORIZED PREFERRED STOCK OF THE COMPANY FROM 5,000,000,000 SHARES TO 20,000,000 SHARES.	☐	☐	☐	5.

APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE MEETING TO ADOPT ONE OR MORE OF THE FOREGOING PROPOSALS.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1 through 5.

	To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐		MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.			☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.